

                           EMPLOYEE MATTERS AGREEMENT

                                     BETWEEN

                                3COM CORPORATION

                                       AND

                                   PALM, INC.

                                 EFFECTIVE AS OF

                                FEBRUARY 26, 2000
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                                TABLE OF CONTENTS


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                                                                                                                   PAGE
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ARTICLE I DEFINITIONS.................................................................................................1

         1.1      3Com................................................................................................1
         1.2      3Com Employee.......................................................................................1
         1.3      3Com Group..........................................................................................2
         1.4      3Com Stock Value....................................................................................2
         1.5      3Com Terminated Employee............................................................................2
         1.6      401(k) Plan.........................................................................................2
         1.7      AD&D Plan...........................................................................................2
         1.8      Affiliate...........................................................................................2
         1.9      Agreement...........................................................................................2
         1.10     Ancillary Agreements................................................................................2
         1.11     ASO Contracts.......................................................................................2
         1.12     Assets..............................................................................................2
         1.13     Benefits Committee..................................................................................2
         1.14     Bonus Plan..........................................................................................2
         1.15     Business Travel Accident Insurance..................................................................3
         1.16     COBRA...............................................................................................3
         1.17     Code................................................................................................3
         1.18     Deferred Compensation Plan..........................................................................3
         1.19     Disability Plan.....................................................................................3
         1.20     Distribution........................................................................................3
         1.21     Distribution Date...................................................................................3
         1.22     DOL.................................................................................................3
         1.23     Educational Assistance Program......................................................................3
         1.24     Employee Assistance Program.........................................................................4
         1.25     ERISA...............................................................................................4
         1.26     Executive Bonus Plan................................................................................4
         1.27     FMLA................................................................................................4
         1.28     Food Programs.......................................................................................4
         1.29     Foreign Plan........................................................................................4
         1.30     Fringe Benefit Plans................................................................................4
         1.31     FSA/Dependent Reimbursement Plan....................................................................4
         1.32     FSA/Medical Reimbursement Plan......................................................................4
         1.33     General Assignment and Assumption Agreement.........................................................4
         1.34     Group Insurance Policies............................................................................5
         1.35     Group Life Plan.....................................................................................5
         1.36     HCFA................................................................................................5
         1.37     Health and Welfare Plans............................................................................5
         1.38     Health Plans........................................................................................5
         1.39     HMO.................................................................................................5

                                      ii
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                                TABLE OF CONTENTS
                                   (Continued)

         1.40     HMO Agreements......................................................................................5
         1.41     IPO.................................................................................................5
         1.42     IPO Closing Date....................................................................................5
         1.43     IPO Registration Statement..........................................................................5
         1.44     IRS.................................................................................................5
         1.45     Leave of Absence Plans..............................................................................5
         1.46     Liabilities.........................................................................................6
         1.47     Long-Term Care Plan.................................................................................6
         1.48     Long-Term Disability Plan...........................................................................6
         1.49     Master Transitional Services Agreement..............................................................6
         1.50     Material Feature....................................................................................6
         1.51     Nasdaq..............................................................................................6
         1.52     Non-U.S. Plan.......................................................................................6
         1.53     Option..............................................................................................7
         1.54     Outsourcing.........................................................................................7
         1.55     Palm................................................................................................7
         1.56     Palm Business.......................................................................................7
         1.57     Palm Claims.........................................................................................7
         1.58     Palm Employee.......................................................................................7
         1.59     Palm Group..........................................................................................7
         1.60     Palm Stock Value....................................................................................7
         1.61     Palm Terminated Employee............................................................................7
         1.62     Palm Transferred Employee...........................................................................8
         1.63     Participating Company...............................................................................8
         1.64     Person..............................................................................................8
         1.65     Plan................................................................................................8
         1.66     Post-Distribution Period............................................................................8
         1.67     Premium Plan........................................................................................8
         1.68     PTO.................................................................................................9
         1.69     QDRO................................................................................................9
         1.70     QMCSO...............................................................................................9
         1.71     Rabbi Trust.........................................................................................9
         1.72     Ratio...............................................................................................9
         1.73     Record Date.........................................................................................9
         1.74     Restricted Stock....................................................................................9
         1.75     Revenue.............................................................................................9
         1.76     Sabbatical Plan.....................................................................................9
         1.77     SEC.................................................................................................9
         1.78     Section 125 Plan...................................................................................10

                                    -iii-
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                                TABLE OF CONTENTS
                                   (Continued)

         1.79     Separation.........................................................................................10
         1.80     Separation Agreement...............................................................................10
         1.81     Separation Date....................................................................................10
         1.82     Severance Plan.....................................................................................10
         1.83     Short-Term Disability Plan.........................................................................10
         1.84     SOS Plan...........................................................................................10
         1.85     Stock Plan.........................................................................................10
         1.86     Stock Purchase Plan................................................................................10
         1.87     Subsidiary.........................................................................................11
         1.88     Tax Sharing Agreement..............................................................................11
         1.89     Unemployment Insurance Program.....................................................................11
         1.90     WellCom Program....................................................................................11
         1.91     Workers'Compensation Plan..........................................................................11

ARTICLE II GENERAL PRINCIPLES........................................................................................12

         2.1      Assumption of Palm Liabilities.....................................................................12
         2.2      Establishment of Palm Plans........................................................................12
         2.3      Palm Under No Obligation to Maintain Plans.........................................................13
         2.4      Palm's Participation in 3Com Plans.................................................................13
         2.5      Terms of Participation by Palm Transferred Employees in Palm Plans.................................14
         2.6      Benefits Committee and Dispute Resolution..........................................................15
         2.7      Foreign Plans......................................................................................15

ARTICLE III DEFINED CONTRIBUTION PLAN................................................................................16

         3.1      401(k) Plan........................................................................................16

ARTICLE IV NON-QUALIFIED PLAN........................................................................................17

         4.1      Deferred Compensation Plan.........................................................................17

ARTICLE V HEALTH AND WELFARE PLANS...................................................................................18

         5.1      Health Plans as of the Distribution Date...........................................................18
         5.2      Health Plans from the Separation Date through the Distribution Date................................19
         5.3      Group Life Plan....................................................................................19
         5.4      AD&D Plan..........................................................................................20
         5.5      Severance Plan.....................................................................................20
         5.6      Sabbatical Plan....................................................................................20
         5.7      Disability Plans...................................................................................21
         5.8      Business Travel Accident Insurance.................................................................21
         5.9      Long-Term Care Plan................................................................................22
         5.10     Section 125 Plan...................................................................................22

                                     -iv-
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                                TABLE OF CONTENTS
                                   (Continued)

         5.11     COBRA..............................................................................................22
         5.12     Leave of Absence Plans and FMLA....................................................................23
         5.13     Workers'Compensation Plan..........................................................................23
         5.14     Administrative Services............................................................................24

ARTICLE VI EQUITY AND OTHER COMPENSATION.............................................................................25

         6.1      Bonus Plan.........................................................................................25
         6.2      Executive Bonus Plan...............................................................................25
         6.3      3Com Options.......................................................................................26
         6.4      3Com Restricted Stock..............................................................................26
         6.5      Stock Purchase Plan................................................................................27
         6.6      Administrative Services............................................................................27

ARTICLE VII FRINGE AND OTHER BENEFITS................................................................................28

         7.1      Employee Assistance Program........................................................................28
         7.2      Educational Assistance Program.....................................................................28
         7.3      Credit Union.......................................................................................28
         7.4      Cafeteria and Related Subsidies....................................................................28
         7.5      Employee Product Discounts and Company Store.......................................................29
         7.6      WellCom............................................................................................29
         7.7      SOS Plan...........................................................................................29
         7.8      Other Benefits.....................................................................................29
         7.9      Administrative Services............................................................................30

ARTICLE VIII ADMINISTRATIVE PROVISIONS...............................................................................31

         8.1      Master Transitional Services Agreement.............................................................31
         8.2      Payment of Liabilities, Plan Expenses and Related Matters..........................................31
         8.3      Transitional Staffing Services.....................................................................32
         8.4      Sharing of Participant Information.................................................................32
         8.5      Reporting and Disclosure Communications to Participants............................................32
         8.6      Audits Regarding Vendor Contracts..................................................................32
         8.7      Employee Identification Numbers....................................................................33
         8.8      Beneficiary Designations...........................................................................33
         8.9      Requests for IRS and DOL Opinions..................................................................33
         8.10     Fiduciary Matters..................................................................................33
         8.11     Consent of Third Parties...........................................................................33
         8.12     3Com Intranet......................................................................................33
         8.13     Tax Cooperation....................................................................................33

                                     -v-
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                                TABLE OF CONTENTS
                                   (Continued)

ARTICLE IX EMPLOYMENT-RELATED MATTERS................................................................................34

         9.1      Terms of Palm Employment...........................................................................34
         9.2      HR Data Support Systems............................................................................34
         9.3      Non-Solicitation of Employees......................................................................34
         9.4      Employment of Employees with U.S.Work Visas........................................................34
         9.5      Confidentiality and Proprietary Information........................................................35
         9.6      PTO................................................................................................35
         9.7      Personnel Records..................................................................................35
         9.8      Medical Records....................................................................................35
         9.9      Unemployment Insurance Program.....................................................................35
         9.10     Non-Termination of Employment; No Third-Party Beneficiaries........................................36
         9.11     Employment Litigation..............................................................................36

ARTICLE X GENERAL PROVISIONS.........................................................................................37

         10.1     Effect if Separation, IPO and/or Distribution Does Not Occur.......................................37
         10.2     Relationship of Parties............................................................................37
         10.3     Affiliates.........................................................................................37
         10.4     Incorporation of Separation Agreement Provisions...................................................37
         10.5     Governing Law......................................................................................37
         10.6     Assignment.........................................................................................37
         10.7     Severability.......................................................................................38
         10.8     Interpretation.....................................................................................38
         10.9     Amendment..........................................................................................38
         10.10    Termination........................................................................................38
         10.11    Conflict...........................................................................................38
         10.12    Counterparts.......................................................................................38
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                                     -vi-
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                                TABLE OF CONTENTS

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SCHEDULES                                                                                PAGE
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SCHEDULE 2.7                        FOREIGN PLANS...........................................i

SCHEDULE 5.1(a)                     PALM HEALTH AND WELFARE PLANS...........................ii

SCHEDULE 5.1(c)(i)                  THIRD PARTY ASO.........................................iii

SCHEDULE 5.1(c)(ii)                 GROUP INSURANCE POLICIES................................iv

SCHEDULE 5.1(c)(iii)                HMO AGREEMENT...........................................v

SCHEDULE 5.2(a)                     3COM HEALTH AND WELFARE PLANS...........................vi

SCHEDULE 6.3                        OPTIONS HELD BY CERTAIN NON-U.S PALM....................vii
                                    TRANSFERRED EMPLOYEES

SCHEDULE 6.4                        3COM RESTRICTED STOCK HELD BY NON-U.S PALM..............viii
                                    TRANSFERRED EMPLOYEES

SCHEDULE 7.8                        OTHER FRINGE BENEFITS..................................ix

                           EMPLOYEE MATTERS AGREEMENT

         This EMPLOYEE MATTERS AGREEMENT is entered into on February 26, 2000, between 3Com Corporation, a Delaware corporation, and Palm, Inc., a Delaware corporation. Capitalized terms used herein (other than the formal names of 3Com Plans (as defined below) and related trusts of 3Com) and not otherwise defined, shall have the respective meanings assigned to them in
Article I hereof.

         WHEREAS, the Board of Directors of 3Com has determined that it is in the best interests of 3Com and its shareholders to separate 3Com's existing businesses into two (2) independent businesses, 3Com and the Palm Business; and

         WHEREAS, in furtherance of the foregoing, 3Com and Palm have agreed to enter into this Agreement to allocate between them Assets, Liabilities and responsibilities with respect to certain employee compensation, benefit plans, programs and arrangements, and certain employment matters;

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

         Wherever used in this Agreement, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of this Agreement, rather than such headings, shall control:

         1.1 3COM. "3Com" means 3Com Corporation, a Delaware corporation. In all such instances in which 3Com is referenced in this Agreement, it shall also be deemed to include a reference to each member of the 3Com Group, unless it specifically provides otherwise; 3Com shall be solely responsible to Palm for ensuring that each member of the 3Com Group complies with the applicable terms of this Agreement.

         1.2 3COM EMPLOYEE. "3Com Employee" means an individual who, on the Distribution Date, is: (a) either actively employed by, or on leave of absence from, the 3Com Group; (b) a 3Com Terminated Employee; or (c) an employee or group of employees designated as 3Com Employees by 3Com and Palm, by mutual agreement.

         1.3 3COM GROUP. "3Com Group" means 3Com and each Subsidiary and Affiliate of 3Com (or any predecessor organization thereof).

         1.4 3COM STOCK VALUE. "3Com Stock Value" means the closing per-share price of 3Com common stock as listed on the Nasdaq on the last trading day before the Distribution.

         1.5 3COM TERMINATED EMPLOYEE. "3Com Terminated Employee" means any individual who is a former employee of the 3Com Group and who, on the Distribution Date, is not a Palm Transferred Employee.

         1.6 401(k) PLAN. "401(k) Plan," when immediately preceded by "3Com," means the 3Com Corporation 401(k) Plan, a defined contribution plan. When immediately preceded by "Palm," "401(k) Plan" means the defined contribution plan to be established by Palm pursuant to Section 2.2 and
Article III.

         1.7 AD&D PLAN. "AD&D Plan," when immediately preceded by "3Com," means the 3Com Accidental Death and Dismemberment ("AD&D") Plan. When immediately preceded by "Palm," "AD&D Plan" means the accidental death and dismemberment plan to be established by Palm pursuant to Sections 2.2 and 5.4.

         1.8 AFFILIATE. "Affiliate" means, with respect to any specified Person, means any entity that Controls, is Controlled by, or is under common Control with such Person. For this purpose, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by control, or otherwise.

         1.9 AGREEMENT. "Agreement" means this Employee Matters Agreement, including all the Schedules hereto, and all amendments made hereto from time to time.

         1.10 ANCILLARY AGREEMENTS. "Ancillary Agreements" means all of the underlying agreements, documents and instruments referred to, contemplated by, or made a part of the Separation Agreement.

         1.11 ASO CONTRACTS. "ASO Contracts" is defined in Subsection 5.1(c)(i) and Schedule 5.1(c)(i).

         1.12 ASSETS. "Assets" is defined in Section 4.4 of the General Assignment and Assumption Agreement.

         1.13 BENEFITS COMMITTEE. "Benefits Committee" means the benefits committee established, implemented and operated pursuant to Section 2.6.

         1.14 BONUS PLAN. "Bonus Plan," when immediately preceded by "3Com," means the 3Com 3Bonus Plan; provided, however, with respect to Palm Employees in the 3Com 3Bonus Plan, that "Bonus Plan" means the bonus plan as established and implemented with respect to the Palm Employees. When immediately preceded by "Palm," "Bonus Plan" means the bonus plan to be established by Palm pursuant to Sections 2.2 and 6.1.

         1.15 BUSINESS TRAVEL ACCIDENT INSURANCE. "Business Travel Accident Insurance," when immediately preceded by "3Com," means the policy or policies covering 3Com Business Travel Accident Insurance in the U.S. and to the extent applicable, outside the U.S. When immediately preceded by "Palm," "Business Travel Accident Insurance" means the policy or policies covering the business travel accident insurance to be established by Palm pursuant to Sections 2.2 and 5.8.

         1.16 COBRA. "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

         1.17 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.18 DEFERRED COMPENSATION PLAN. "Deferred Compensation Plan," when immediately preceded by "3Com," means the 3Com Deferred Compensation Plan. When immediately preceded by "Palm," "Deferred Compensation Plan" means the deferred compensation plan to be established by Palm pursuant to Section 2.2 and Article IV.

         1.19 DISABILITY PLAN. "Disability Plan," when immediately preceded by "3Com," means the 3Com Disability Plan which consists of the 3Com Short-Term Disability Plan and the 3Com Long-Term Disability Plan. When immediately preceded by "Palm," "Disability Plan" means the Palm Short-Term Disability Plan and the Palm Long-Term Disability Plan, to be established by Palm pursuant to Sections 2.2 and 5.7.

         1.20 DISTRIBUTION. "Distribution" means 3Com's pro rata distribution to the holders of its common stock, $0.001 par value, several months following the IPO, of all the shares of Palm common stock owned by 3Com.

         1.21 DISTRIBUTION DATE. "Distribution Date" means the date that the Distribution is effective.

         1.22  DOL. "DOL" means the United States Department of Labor.

         1.23 EDUCATIONAL ASSISTANCE PROGRAM. "Educational Assistance Program," when immediately preceded by "3Com," means the 3Com Educational Assistance Program. When immediately preceded by "Palm," "Educational Assistance Program" means the educational assistance program to be established by Palm pursuant to Sections 2.2 and 7.2.

         1.24 EMPLOYEE ASSISTANCE PROGRAM. "Employee Assistance Program," when immediately preceded by "3Com," means the 3Com Employee Assistance Program. When immediately preceded by "Palm," "Employee Assistance Program" means the employee assistance program to be established by Palm pursuant to Sections 2.2 and 7.1.

         1.25 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.26 EXECUTIVE BONUS PLAN. "Executive Bonus Plan," when immediately preceded by "3Com," means the 3Com Executive Bonus Program. When immediately preceded by "Palm," "Executive Bonus Plan" means the executive bonus plan to be established by Palm pursuant to Sections 2.2 and 6.2.

         1.27 FMLA. "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

         1.28  FOOD PROGRAMS. "Food Programs" is defined in Section 7.4.

         1.29 FOREIGN PLAN. "Foreign Plan," when immediately preceded by "3Com," means a Plan maintained by the 3Com Group for the benefit of its employees outside the U.S. When immediately preceded by "Palm," "Foreign Plan" means a Plan to be established by Palm for the benefit of its employees outside the U.S.

         1.30 FRINGE BENEFIT PLANS. "Fringe Benefit Plans," when immediately preceded by "3Com," means the 3Com employee assistance program, educational assistance program and other fringe benefit plans, programs and arrangements, sponsored and maintained by 3Com (as set forth in Article VII and Schedule 7.8). When immediately preceded by "Palm," "Fringe Benefit Plans" means the fringe benefit plans, programs and arrangements to be established by Palm pursuant to Section 2.2 and Article VII.

         1.31 FSA/DEPENDENT REIMBURSEMENT PLAN. "FSA/Dependent Reimbursement Plan," when immediately preceded by "3Com," means the 3Com FSA/Dependent Reimbursement Plan. When immediately preceded by "Palm," "FSA/Dependent Reimbursement Plan" means the dependent care assistance reimbursement plan to be established by Palm pursuant to Sections 2.2 and 5.10.

         1.32 FSA/MEDICAL REIMBURSEMENT PLAN. "FSA/Medical Reimbursement Plan," when immediately preceded by "3Com," means the 3Com FSA/Medical Reimbursement Plan. When immediately preceded by "Palm," "FSA/Medical Reimbursement Plan" means the medical expense reimbursement plan to be established by Palm pursuant to Sections 2.2 and 5.10.

         1.33 GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT. "General Assignment and Assumption Agreement" means the Ancillary Agreement which is Exhibit C to the Separation Agreement.

         1.34 GROUP INSURANCE POLICIES. "Group Insurance Policies" is defined in Subsection 5.1(c)(ii) and Schedule 5.1(c)(ii).

         1.35 GROUP LIFE PLAN. "Group Life Plan," when immediately preceded by "3Com," means the 3Com Group Life Plan. When immediately preceded by "Palm," "Group Life Plan" means the group life plan to be established by Palm pursuant to Sections 2.2 and 5.3.

         1.36 HCFA. "HCFA" means the United States Health Care Financing Administration.

         1.37 HEALTH AND WELFARE PLANS. "Health and Welfare Plans," when immediately preceded by "3Com," means the 3Com Health Plans, the 3Com Section 125 Plan, and the health and welfare plans listed on Schedule 5.2(a) established and maintained by 3Com for the benefit of eligible employees of the 3Com Group, and such other welfare plans or programs as may apply to such employees as of the Distribution Date. When immediately preceded by "Palm," "Health and Welfare Plans" means the Palm Health Plans, the Palm Section 125 Plan, and the health and welfare plans to be established by Palm pursuant to
Section 2.2, Article V, and Schedule 5.1(a).

         1.38 HEALTH PLANS. "Health Plans," when immediately preceded by "3Com," means the medical, HMO, vision, and dental plans and any similar or successor Plans. When immediately preceded by "Palm," "Health Plans" means the medical, HMO, vision and dental plans to be established by Palm pursuant to Section 2.2 and Article V.

         1.39 HMO. "HMO" means a health maintenance organization that provides benefits under the 3Com Health Plans or the Palm Health Plans.

         1.40 HMO AGREEMENTS. "HMO Agreements" is defined in Subsection 5.1(c)(iii) and Schedule 5.1(c)(iii).

         1.41 IPO. "IPO" means the initial public offering of Palm common stock pursuant to a registration statement on Form S-1 pursuant to the Securities Act of 1933, as amended.

         1.42 IPO CLOSING DATE. "IPO Closing Date" means the closing of the IPO, which is currently scheduled to occur prior to June 2, 2001.

         1.43 IPO REGISTRATION STATEMENT. "IPO Registration Statement" means the registration statement on Form S-1 pursuant to the Securities Act of 1933 as amended, to be filed with the SEC, registering the shares of common stock of Palm to be issued in the IPO, together with all amendments thereto.

         1.44  IRS.  "IRS" means the United States Internal Revenue Service.

         1.45 LEAVE OF ABSENCE PLANS. "Leave of Absence Plans," when immediately preceded by "3Com," means the personal, medical/disability, military, and FMLA leave offered from time to time under the personnel policies and practices of 3Com. When immediately preceded by "Palm,"

"Leave of Absence Plans" means the leave of absence programs to be established by Palm pursuant to Sections 2.2 and 5.12.

         1.46 LIABILITIES. "Liabilities" means all debts, liabilities, guarantees, assurances, commitments, and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including, without limitation, whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by generally accepted accounting principles to be reflected in financial statements or disclosed in the notes thereto. For this purpose, "Contract" means any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

         1.47 LONG-TERM CARE PLAN. "Long-Term Care Plan," when immediately preceded by "3Com," means the 3Com Long-Term Care Plan. When immediately preceded by "Palm," "Long-Term Care Plan" means the long-term care plan, if any, that may be established by Palm pursuant to Sections 2.2 and 5.9.

         1.48 LONG-TERM DISABILITY PLAN. "Long-Term Disability Plan," when immediately preceded by "3Com," means the 3Com Long-Term Disability Plan. When immediately preceded by "Palm," Long-Term Disability Plan" means the long-term disability plan to be established by Palm pursuant to Section 2.2 and Subsection 5.7(b).

         1.49 MASTER TRANSITIONAL SERVICES AGREEMENT. "Master Transitional Services Agreement" means the Ancillary Agreement which is Exhibit G to the Separation Agreement.

         1.50 MATERIAL FEATURE. "Material Feature" means any feature of a Plan that could reasonably be expected to be of material importance, in the aggregate, to the sponsoring employer or the participants (or their dependents or beneficiaries) of that Plan, which could include, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source, and level of benefits provided under such Plan, the amount or level of contributions, if any, required to be made by participants (or their dependents or beneficiaries) to such Plan, and the costs and expenses incurred by the sponsoring employer or Participating Companies for implementing and/or maintaining such Plan.

         1.51  NASDAQ. "Nasdaq" means the Nasdaq National Market.

         1.52 NON-U.S. PLAN. "Non-U.S. Plan" means the local transfer agreements, assignments, assumptions, novations and other documents executed by the foreign subsidiaries of 3Com and Palm as shall be necessary to carry out the plan of reorganization described in Exhibit K to the Separation Agreement to effect the purposes of the Separation Agreement with respect to 3Com and Palm's respective operations outside the U.S.

         1.53 OPTION. "Option," when immediately preceded by "3Com," means an option to purchase 3Com common stock pursuant to a Stock Plan. When immediately preceded by "Palm," "Option" means an option to purchase Palm common stock pursuant to a Stock Plan.

         1.54  OUTSOURCING. "Outsourcing" is defined in Section 5.13(c).

         1.55 PALM. "Palm" means Palm, Inc., a Delaware corporation. In all such instances in which Palm is referred to in this Agreement, it shall also be deemed to include a reference to each member of the Palm Group, unless it specifically provides otherwise; Palm shall be solely responsible to 3Com for ensuring that each member of the Palm Group complies with the applicable terms of this Agreement.

         1.56 PALM BUSINESS. "Palm Business" means the hand-held computing business and related businesses and operations as described in the IPO Registration Statement.

         1.57  PALM CLAIMS. "Palm Claims" is defined in Subsection 5.13(a).

         1.58  PALM EMPLOYEE. "Palm Employee" means any individual who is:
(a) either actively employed by, or on leave of absence from, the Palm Group on the Separation Date; (b) either actively employed by, or on leave of absence from, the 3Com Group as either part of a work group or organization, or common support function that, at any time after the Separation Date and before the Distribution Date, moves to the employ of the Palm Group from the employ of the 3Com Group; (c) a Palm Terminated Employee; (d) employed by the Palm Group; (e) any other employee or group of employees designated as Palm Employees (as of the specified date) by 3Com and Palm by mutual agreement; or
(f) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), in each case, of an employee or former employee, described in Subsections 1.58(a) through (e) with respect to that employee's or former employee's benefit under the applicable Plan(s) (unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered a Palm Employee with respect to any benefits he or she accrues or has accrued under any applicable Plan(s), unless he or she is a Palm Employee by virtue of Subsections 1.58(a) through (e)).

         1.59 PALM GROUP. "Palm Group" means Palm and each Subsidiary and Affiliate of Palm immediately after the Separation Date, or that is contemplated to be a Subsidiary or Affiliate of Palm pursuant to the Non-U.S. Plan and each Person that becomes a Subsidiary or Affiliate of Palm after the Separation Date.

         1.60 PALM STOCK VALUE. "Palm Stock Value" means the opening per-share price of Palm common stock as listed on Nasdaq, as applicable, on the first trading day after the Distribution.

         1.61 PALM TERMINATED EMPLOYEE. "Palm Terminated Employee" means any individual who is: (a) a former employee of the 3Com Group who was terminated from the Palm Business on or before the Separation Date; or (b) a former employee of the Palm Group. Notwithstanding the foregoing, "Palm Terminated Employee" shall not, unless otherwise expressly provided to the contrary in this Agreement, include: (a) an individual who is a 3Com Employee at the Distribution Date; or (b) an individual who is otherwise a Palm Terminated Employee, but who is subsequently employed by the 3Com Group prior to the Distribution Date.

         1.62 PALM TRANSFERRED EMPLOYEE. "Palm Transferred Employee" means any individual who, as of the Distribution Date, is: (a) either actively employed by, or on a leave of absence from, the Palm Group; (b) a Palm Terminated Employee; (c) an employee or group of employees designated by 3Com and Palm, by mutual agreement, as Palm Transferred Employees; or (d) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), in each case, of an employee or former employee, described in Subsections 1.62(a) through (c) with respect to that employee's or former employee's benefit under the applicable Plan(s) (unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered a Palm Transferred Employee with respect to any benefits he or she accrues or accrued under any applicable Plan(s), unless he or she is a Palm Transferred Employee by virtue of Subsections 1.62(a) through (c)). An employee may be a Palm Transferred Employee pursuant to this Section regardless of whether such employee is, as of the Distribution Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to a 3Com Plan, and regardless of whether, as of the Distribution Date, such employee is then receiving any coverage under or benefits from a 3Com Plan.

         1.63 PARTICIPATING COMPANY. "Participating Company" means: (a) 3Com; (b) any Person (other than an individual) that 3Com has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by 3Com; and (c) any Person (other than an individual) which, by the terms of such Plan, participates in such Plan or any employees of which, by the terms of such Plan, participate in or are covered by such Plan.

         1.64 PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

         1.65 PLAN. "Plan" means any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees, directors or consultants of 3Com or Palm.

         1.66 POST-DISTRIBUTION PERIOD. "Post-Distribution Period" means, for each designated Plan, the period beginning as of the Distribution Date and ending on the date that no member of the Palm Group is using 3Com benefit delivery and administrative services with respect to that Plan.

         1.67 PREMIUM PLAN. "Premium Plan," when immediately preceded by "3Com," means the 3Com Medical/Dental Pre-Tax Premium Plan, the vehicle by which employees participating in the 3Com Health and Welfare Plans can contribute their portion of the premium payments with pre-tax dollars. When immediately preceded by "Palm," "Premium Plan" means the medical/dental pre-tax premium plan to be established by Palm pursuant to Sections 2.2 and 5.10.

         1.68 PTO. "PTO," when immediately preceded by "3Com," means the 3Com Personal Time Off Policy. When immediately preceded by "Palm," "PTO" means the Palm personal time off policy to be established by Palm pursuant to Sections 2.2 and 9.6.

         1.69 QDRO. "QDRO" means a domestic relations order which qualifies under Code Section 414(p) and ERISA Section 206(d) and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under the 3Com 401(k) Plan.

         1.70 QMCSO. "QMCSO" means a medical child support order which qualifies under ERISA Section 609(a) and which creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any of the Health Plans.

         1.71 RABBI TRUST. "Rabbi Trust," when immediately preceded by "3Com," means the grantor trust established for purposes of holding assets under the 3Com Deferred Compensation Plan. When immediately preceded by "Palm," "Rabbi Trust" means the grantor trust to be established by Palm pursuant to Section 4.1(a).

         1.72 RATIO. "Ratio" means the ratio determined by dividing the Palm Stock Value by the 3Com Stock Value.

         1.73 RECORD DATE. "Record Date" means the close of business on the date to be determined by the Board of Directors of 3Com as the record date for determining the stockholders of 3Com entitled to receive shares of common stock of Palm in the Distribution.

         1.74 RESTRICTED STOCK. "Restricted Stock," when immediately preceded by "3Com," means shares of 3Com common stock that are subject to transfer restrictions or to employment and/or performance vesting conditions, pursuant to a 3Com Stock Plan. When immediately preceded by "Palm," "Restricted Stock" means shares of Palm common stock that are subject to transfer restrictions or to employment and/or performance vesting conditions, pursuant to a Palm Stock Plan.

         1.75 REVENUE. "Revenue" means net revenue as determined in accordance with generally accepted accounting principles.

         1.76 SABBATICAL PLAN. "Sabbatical Plan," when immediately preceded by "3Com," means the 3Com Sabbatical Plan. When immediately preceded by "Palm," "Sabbatical Plan" means the sabbatical plan, if any, to be established by Palm pursuant to Sections 2.2 and 5.6.

         1.77 SEC. "SEC" means the United States Securities and Exchange Commission.

         1.78 SECTION 125 PLAN. "Section 125 Plan," when immediately preceded by "3Com," means the 3Com Premium Plan, the 3Com FSA/Dependent Reimbursement Plan, and the 3Com FSA/Medical Reimbursement Plan. When immediately preceded by "Palm," "Section 125 Plan" means the Palm Premium Plan, the Palm FSA/Dependent Reimbursement Plan, and the Palm FSA/Medical Reimbursement Plan to be established by Palm pursuant to Sections 2.2 and 5.10.

         1.79 SEPARATION. "Separation" means the contribution and transfer from 3Com to Palm, and Palm's receipt and assumption of, directly or indirectly, substantially all of the Assets and Liabilities currently associated with the Palm Business and the stock, investments or similar interests currently held by 3Com in subsidiaries and other entities that conduct such business.

         1.80 SEPARATION AGREEMENT. "Separation Agreement" means the Master Separation and Distribution Agreement, dated as of December 13, 1999, of which this is Exhibit E thereto.

         1.81 SEPARATION DATE. "Separation Date" means the effective date and time of each transfer of property, assumption of liability, license, undertaking, or agreement in connection with the Separation which shall, with respect to non-Foreign Plans and U.S. employees, be 12:01 a.m., Pacific Time, February 26, 2000, and/or such other date(s) as may be fixed by the Board of Directors of 3Com.

         1.82 SEVERANCE PLAN. "Severance Plan," when immediately preceded by "3Com," means the 3Com Severance Plan. When immediately preceded by "Palm," "Severance Plan" means the severance program, if any, to be established by Palm pursuant to Sections 2.2 and 5.5.

         1.83 SHORT-TERM DISABILITY PLAN. "Short-Term Disability Plan," when immediately preceded by "3Com," means the 3Com Short-Term Disability Plan. When immediately preceded by "Palm," "Short-Term Disability Plan" means the short-term disability plan to be established by Palm pursuant to Section 2.2 and Subsection 5.7(a).

         1.84 SOS PLAN. "SOS Plan," when immediately preceded by "3Com," means the 3Com Share Our Success ("SOS") Plan. When immediately preceded by "Palm," "SOS" means the matching gift program for charitable contributions, if any, to be established by Palm pursuant to Sections 2.2 and 7.7.

         1.85 STOCK PLAN. "Stock Plan," when immediately preceded by "3Com," means any plan, program, or arrangement, other than the Stock Purchase Plan, pursuant to which employees and other service providers hold Options, 3Com Restricted Stock, or other 3Com equity incentives. When immediately preceded by "Palm," "Stock Plan" means plans, programs, or arrangements that are substantially similar to the 3Com Stock Plans, to be established by Palm pursuant to Section 2.2 and Article VI.

         1.86 STOCK PURCHASE PLAN. "Stock Purchase Plan," when immediately preceded by "3Com," means the 3Com Employee Stock Purchase Plan. When immediately preceded by "Palm,"

"Stock Purchase Plan" means the employee stock purchase plan to be established by Palm pursuant to Sections 2.2 and 6.5.

         1.87 SUBSIDIARY. "Subsidiary" of any person means a corporation or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interest having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however that no Person that is not directly or indirectly wholly-owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control that Person. Unless the context otherwise requires, reference to 3Com and its Subsidiaries shall not include the subsidiaries of 3Com that will be transferred to Palm after giving effect to the Separation, including the actions taken pursuant to the Non-U.S. Plans.

         1.88 TAX SHARING AGREEMENT. "Tax Sharing Agreement" means the Ancillary Agreement, which is Exhibit F to the Separation Agreement.

         1.89 UNEMPLOYMENT INSURANCE PROGRAM. "Unemployment Insurance Program," when immediately preceded by "3Com," means the group unemployment insurance policies purchased by 3Com from time to time. When immediately preceded by "Palm," "Unemployment Insurance Program" means any group unemployment insurance program to be established by Palm pursuant to Section 9.10.

         1.90  WELLCOM PROGRAM. "WellCom Program" is defined in Section 7.6.

         1.91 WORKERS' COMPENSATION PLAN. "Workers' Compensation Plan" when immediately preceded by "3Com" means the 3Com Workers' Compensation Plan, consisting of the various arrangements established by a member of the 3Com Group to comply with the workers' compensation requirements of the states in which the 3Com Group conducts business. When immediately preceded by "Palm," "Workers' Compensation Plan" means the workers' compensation program to be established by Palm pursuant to Section 5.13.

                                   ARTICLE II

                               GENERAL PRINCIPLES

         2.1 ASSUMPTION OF PALM LIABILITIES. Except as specified otherwise in this Agreement or as mutually agreed upon by Palm and 3Com from time to time, effective as of Separation Date, Palm hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following: (a) all Liabilities of, or relating to, Palm Employees or Palm Transferred Employees, in each case relating to, arising out of, or resulting from future, present or former employment with the Palm Business (including Liabilities relating to, arising out of, or resulting from 3Com Plans and Palm Plans); (b) all Liabilities relating to, arising out of, or resulting from any other actual or alleged employment relationship with the Palm Group; and (c) all other Liabilities relating to, arising out of, or resulting from obligations, liabilities and responsibilities expressly assumed or retained by the Palm Group, or a Palm Plan pursuant to this Agreement. Except as specified otherwise in this Agreement or as otherwise mutually agreed upon by 3Com and Palm from time to time, 3Com shall transfer to Palm amounts equal to trust assets, insurance reserves, and other related assets as consistent with the applicable Plan transition that relates to, arises out of, or results from Palm's pro rata interest in each 3Com Plan.

         2.2  ESTABLISHMENT OF PALM PLANS.

                  (a) HEALTH AND WELFARE PLANS. Except as specified otherwise in this Agreement, effective as of the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree), Palm shall adopt the Palm Health and Welfare Plans. Except as otherwise specified in this Agreement, to the extent administratively and financially practicable, each of the foregoing Palm Plans as in effect as of the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree), shall be comparable in the aggregate in all Material Features to the corresponding 3Com Plan as in effect as of such agreed upon date.

                  (b) 401(K) AND FRINGE BENEFIT PLANS. Except as specified otherwise in this Agreement, effective as of the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree), Palm shall adopt the Palm 401(k) Plan and the Palm Fringe Benefit Plans. Except as otherwise specified in this Agreement, to the extent administratively and financially practicable, each of the foregoing Palm Plans as in effect as of the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree), shall be comparable in the aggregate in all Material Features to the corresponding 3Com Plan as in effect as of such agreed upon date; provided, however, that the Palm 401(k) Plan shall allow for a discretionary matching contribution, as determined by the Palm Board of Directors (in contrast to the 3Com 401(k) Plan that currently provides for a specific matching contribution per payroll period).

                  (c) EQUITY AND OTHER COMPENSATION. Except as specified otherwise in this Agreement, effective on or before the IPO (or such other date(s) as 3Com and Palm may mutually agree), Palm shall adopt the Palm Stock Plans. Except as specified otherwise in this Agreement, effective as of the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree), Palm shall adopt the Palm Executive Bonus Plan and the Palm Bonus Plan. Effective on or before the IPO (or such other date as 3Com and Palm may mutually agree), Palm shall adopt the Palm Stock Purchase Plan. Each of the foregoing Palm Plans as in effect as of the IPO (or such other date(s) as 3Com and Palm may mutually agree), shall be comparable in the aggregate in all Material Features to the corresponding 3Com Plan as in effect on the IPO.

                  (d) OTHER PLANS. Except as otherwise specified in this Agreement, effective as of the Separation Date (or such other date(s) as 3Com and Palm may mutually agree), Palm shall adopt certain Palm Plans that are specifically tied to its payroll practices, including, without limitation, a Short-Term Disability Plan, a PTO Plan and a Deferred Compensation Plan. Palm shall also adopt a Section 125 Plan, effective as of January 1, 2000.

         2.3 PALM UNDER NO OBLIGATION TO MAINTAIN PLANS. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude Palm, at any time after the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Palm Plan, any benefit under any Palm Plan or any trust, insurance policy or funding vehicle related to any Palm Plans, or any employment or other service arrangement with Palm Employees or vendors (to the extent permitted by law).

         2.4  PALM'S PARTICIPATION IN 3COM PLANS.

                  (a) PARTICIPATION IN 3COM PLANS. Except as specified otherwise in this Agreement or as 3Com and Palm may mutually agree, Palm shall, until the Distribution Date, continue to be a Participating Company in the 3Com Plans to the extent that Palm has not established a corresponding Plan. Effective as of any date on or after the Separation Date and before the Distribution Date (or such other date(s) as 3Com or Palm may mutually agree), any member of the Palm Group not described in the preceding sentence may, at its request and with the consent of 3Com and Palm, become a Participating Company in any or all of the 3Com Plans, to the extent that Palm has not yet established a corresponding Plan.

                  (b) 3COM'S GENERAL OBLIGATIONS AS PLAN SPONSOR. To the extent that Palm is a Participating Company in any 3Com Plan, 3Com shall continue to administer, or cause to be administered, in accordance with its terms and applicable law, such 3Com Plan, and shall have the sole and absolute discretion and authority to interpret the 3Com Plan, as set forth therein. 3Com shall not amend any Material Feature of any 3Com Plan in which Palm is a Participating Company, except to the extent: (i) such amendment would not materially affect any coverage or benefits of Palm Employees or Palm Transferred Employees under such Plan; (ii) Palm shall consent to such amendment and such consent shall not be unreasonably withheld; or (iii) such amendment is necessary or appropriate to comply with applicable law.

                  (c) PALM'S GENERAL OBLIGATIONS AS PARTICIPATING COMPANY. Palm shall perform, with respect to its participation in the 3Com Plans, the duties of a Participating Company as set forth in each such Plan or any procedures adopted pursuant thereto, including (without limitation): (i) assistance in the administration of claims, to the extent requested by the claims administrator of the applicable 3Com Plan;
(ii) full cooperation with 3Com Plan auditors, benefit personnel and benefit vendors; (iii) preservation of the confidentiality of all financial arrangements 3Com has or may have with any vendors, claims administrators, trustees, service providers or any other entity or individual with whom 3Com has entered into an agreement relating to the 3Com Plans; and (iv) preservation of the confidentiality of participant information (including, without limitation, health information in relation to FMLA leaves) to the extent not specified otherwise in this Agreement.

                  (d) TERMINATION OF PARTICIPATING COMPANY STATUS. Except as otherwise may be mutually agreed upon by 3Com and Palm, effective as of the Distribution Date or such other date as Palm establishes a corresponding Plan (as specified in Section 2.2 or otherwise in this Agreement), Palm shall automatically cease to be a Participating Company in the corresponding 3Com Plan.

         2.5  TERMS OF PARTICIPATION BY PALM TRANSFERRED EMPLOYEES IN PALM
PLANS.

                  (a) NON-DUPLICATION OF BENEFITS. Except as specified otherwise in this Agreement, as of the Distribution Date, or other later date that applies to the particular Palm Plan established thereafter, the Palm Plans shall be, with respect to Palm Transferred Employees, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding 3Com Plans. 3Com and Palm shall agree on methods and procedures, including amending the respective Plan documents, to prevent Palm Employees from receiving duplicate benefits from the 3Com Plans and the Palm Plans.

                  (b) SERVICE CREDIT. Except as specified otherwise in this Agreement, with respect to Palm Transferred Employees, each Palm Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the Distribution Date, were recognized under the corresponding 3Com Plan shall, as of the Distribution Date, receive full recognition and credit and be taken into account under such Palm Plan to the same extent as if such items occurred under such Palm Plan, except to the extent that duplication of benefits would result. Notwithstanding the foregoing, 3Com and Palm shall recognize service with either 3Com or Palm that was recognized as of the Distribution Date, except to the extent provided in Subsection 2.5(a) above. The service crediting provisions shall be subject to any respectively applicable "service bridging," "break in service," "employment date," or "eligibility date" rules under the Palm Plans and the 3Com Plans.

                  (c) ASSUMPTION OF LIABILITIES. Except as specified otherwise in this Agreement (including, without limitation, the exception applicable to self-insured Health Plans), the provisions of this Agreement for the transfer of Assets relating to 3Com Plans to Palm and/or the appropriate Palm Plans are based upon the understanding of the parties that Palm and/or the appropriate Palm Plan will assume all Liabilities of the corresponding 3Com Plan to or relating to Palm Transferred Employees, as provided for herein. If any such Liabilities are not effectively assumed by Palm and/or the appropriate Palm Plan, then the amount of transferred Assets shall be recomputed accordingly, taking into account the retention of such Liabilities by such 3Com Plan, and Assets shall be transferred from Palm and/or the appropriate Palm Plan to 3Com and/or the appropriate 3Com Plan so as to place Palm and/or the appropriate Palm Plan in the position it would have been in had the initial Asset transfer been made in accordance with such recomputed amount of assets.

         2.6 BENEFITS COMMITTEE AND DISPUTE RESOLUTION. From the date of this Agreement through the later of the Distribution Date or the end of the Post-Distribution Period, as applicable, the management of the Plans shall be conducted under the supervision of the Benefits Committee. The Benefits Committee shall consist of an equal number of representatives from 3Com and Palm as appointed by the 3Com Senior Vice President, Human Resources, and the Palm Vice President, Human Resources, and shall provide strategic oversight and direction of the cohesive administration of the Plans. Issues that cannot be resolved by the Benefits Committee shall be decided, at the request of either party, by the Palm Vice President, Human Resources (or his or her authorized delegate) and the 3Com Senior Vice President, Human Resources (or his or her authorized delegate). After the exhaustion of the process, as specified herein, any outstanding issue shall be resolved in accordance with
Section 5.9 of the Separation Agreement, entitled "Dispute Resolution."

         2.7 FOREIGN PLANS. Palm and 3Com each intend that the matters, issues or Liabilities relating to, arising out of, or resulting from Foreign Plans and non-U.S.-related employment matters be handled in a manner that is in compliance with the requirements of applicable local law and, to the extent permitted by applicable local law, in a manner consistent with comparable U.S. matters, issues or Liabilities as reflected in this Agreement. Without in any way limiting the general principle set forth in the preceding sentence, Schedule 2.7 sets forth the specific manner in which certain existing 3Com Foreign Plans in non-U.S. jurisdictions shall be handled, effective as of the Separation Date (or such other date(s) as 3Com and Palm may mutually agree) consistent with the provisions of this Section
2.7 or as permitted under applicable local law.

                                   ARTICLE III

                            DEFINED CONTRIBUTION PLAN

         3.1  401(k) PLAN.

                  (a) 401(k) PLAN TRUST. Effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), Palm shall establish, or cause to be established, a separate trust, which is intended to be tax-qualified under Code Section 401(a), to be exempt from taxation under Code
Section 501(a)(1), and to form the Palm 401(k) Plan.

                  (b) 401(k) PLAN: ASSUMPTION OF LIABILITIES AND TRANSFER OF ASSETS. Effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree): (i) the Palm 401(k) Plan shall assume and be solely responsible for all Liabilities relating to, arising out of, or resulting from Palm Transferred Employees under the 3Com 401(k) Plan; and (ii) 3Com shall cause the accounts of the Palm Transferred Employees under the 3Com 401(k) Plan that are held by its related trust to be transferred to the Palm 401(k) Plan and its related trust, and Palm shall cause such transferred accounts to be accepted by such Plan and its related trust. Effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), Palm shall use its commercially reasonable best efforts to enter into agreements satisfactory to Palm to accomplish such assumption and transfer, the maintenance of the necessary participant records, the appointment of an initial trustee under the Palm 401(k) Plan, and the engagement of an initial recordkeeper under the Palm 401(k) Plan. Palm and 3Com each agree to use their commercially reasonable best efforts to accomplish this 401(k) Plan and related trust spin-off.

                  (c) 401(k) PLAN: STOCK CONSIDERATIONS. As a result of the spin-off of the 3Com 401(k) Plan and to the extent that immediately prior to such time, the 3Com 401(k) Plan continues to consist of 3Com employer securities, then the resulting 3Com 401(k) Plan and Palm 401(k) Plan shall both consist in part of 3Com and Palm employer securities. Palm and 3Com shall assume sole responsibility for ensuring that their respective company stock funds, and underlying employer securities held in each such fund, are maintained in compliance with all requirements of the SEC.

                  (d) NO DISTRIBUTION TO PALM TRANSFERRED EMPLOYEES. The 3Com 401(k) Plan and the Palm 401(k) Plan shall provide that no distribution of account balances shall be made to any Palm Transferred Employee on account of the Palm Group ceasing to be an Affiliate of the 3Com Group as of the Distribution Date.

                                   ARTICLE IV

                                NON-QUALIFIED PLAN


         4.1  DEFERRED COMPENSATION PLAN.

                  (a) ESTABLISHMENT OF PALM RABBI TRUST. Effective on or before the Separation Date (or such other date as 3Com and Palm may mutually agree), Palm shall establish the Palm Deferred Compensation Plan and the Palm Rabbi Trust.

                  (b) ALLOCATION AND ASSUMPTION OF LIABILITIES. As of the date that Palm establishes the Palm Deferred Compensation Plan, 3Com shall determine the amount of Liabilities under the 3Com Deferred Compensation Plan, attributable to Palm Employees. As soon as administratively practicable thereafter, 3Com shall pay to Palm or to the trustee of the Palm Rabbi Trust, as Palm specifies, an amount of 3Com's Assets equal to such Liabilities. Coincident with the receipt of such transfer of Assets, Palm shall assume all responsibilities and obligations relating to, arising out of, or resulting from such Liabilities.

                  (c) PARTICIPATION IN DEFERRED COMPENSATION PLANS. Effective as of the Separation Date (or such other date as 3Com and Palm may mutually agree), eligible Palm Employees may commence participation in the Palm Deferred Compensation Plan. Palm Employees who are currently participating in the 3Com Deferred Compensation Plan shall continue their participation in that Plan (according to its terms) to the Separation Date (or such other date as 3Com and Palm may mutually agree).

                                    ARTICLE V

                            HEALTH AND WELFARE PLANS

         5.1  HEALTH PLANS AS OF THE DISTRIBUTION DATE.

                  (a) PALM HEALTH PLANS. As of the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree), Palm shall have established the Palm Health Plans listed on Schedule 5.1(a) and, correspondingly, Palm shall cease to be a Participating Company in the 3Com Health Plans. Palm shall be solely responsible for the administration of the Palm Health Plans, including the payment of all employer-related costs in establishing and maintaining the Palm Health Plans, and for the collection and remittance of employee premiums, subject to Section 8.2.

                  (b) PENDING TREATMENTS. Notwithstanding Subsection 5.1(a) above, all treatments which have been pre-certified for or are being provided to a Palm Transferred Employee as of the Distribution Date shall be provided without interruption under the appropriate 3Com Health Plan (to the extent such continued treatment is not provided under a Palm Health Plan) until such treatment is concluded, discontinued, or, if earlier, through December 31, 2000, pursuant to applicable Health Plan rules and limitations, but Palm shall continue to be responsible for all Liabilities relating to, arising out of, or resulting from such on-going treatments as of the Distribution Date.

                  (c) VENDOR ARRANGEMENTS. 3Com shall use its commercially reasonable best efforts for and on behalf of Palm to procure, effective as of the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree): (i) third party ASO Contracts which are comparable in the aggregate in all Material Features to the ASO Contracts entered into by 3Com, as set forth in
Schedule 5.1(c)(i) (the "ASO Contracts); (ii) Group Insurance Policies, which are comparable in the aggregate in all Material Features to the Group Insurance Policies entered into by 3Com, as set forth in Schedule 5.1(c)(ii) (the "Group Insurance Policies"); and (iii) an HMO Agreement which is comparable in the aggregate in all Material Features to the HMO Agreement entered into by 3Com, as set forth in Schedule 5.1(c)(iii) (the "HMO Agreement"). In each case, Palm shall, as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), establish, adopt and/or implement such contracts, agreements or arrangements. Palm may, at such future date after the Distribution Date, elect to discontinue such contracts, agreements or arrangements in accordance with
Section 2.3.

                  (d) CONTINUANCE OF ELECTIONS, CO-PAYMENTS AND MAXIMUM
BENEFITS.

                                (i) As of the Distribution Date and for the
remainder of the plan year in which the Distribution Date occurs (or such other period as 3Com and Palm may mutually agree), Palm shall make its commercially reasonable best efforts to cause the Palm Health Plans to recognize and maintain all coverage and contribution elections made by Palm Employees and Palm Transferred Employees under the 3Com Health Plans and apply such elections under the Palm

Health Plans for the remainder of the period or periods for which such elections are by their terms applicable. The transfer or other movement of employment between 3Com to Palm at any time upon or before the Distribution Date shall neither constitute nor be treated as a "status change" or termination of employment under the 3Com Health Plans or the Palm Health Plans.

                                (ii) On and after the Distribution Date, Palm
shall cause the Palm Health Plans to recognize and give credit for (A) all amounts applied to deductibles, out-of-pocket maximums, co-payments and other applicable benefit coverage limits with respect to which such expenses have been incurred by Palm Transferred Employees under the 3Com Health Plans for the remainder of the calendar year in which the Distribution Date occurs, and (B) all benefits paid to Palm Transferred Employees under the 3Com Health Plans for purposes of determining when such persons have reached their lifetime maximum benefits under the Palm Health Plans.

                  (e) HCFA. As of the Separation Date (or such other date as 3Com and Palm may mutually agree), Palm shall assume all Liabilities relating to, arising out of, or resulting from claims, if any, under the HCFA data match reports that relate to Palm Transferred Employees

         5.2 HEALTH PLANS FROM THE SEPARATION DATE THROUGH THE DISTRIBUTION DATE. Except as otherwise agreed by 3Com and Palm, for the period beginning with the Separation Date and ending on the Distribution Date (or such other period as 3Com and Palm may mutually agree), Palm shall be a Participating Company in the 3Com Health Plans listed on Schedule 5.2(a). 3Com shall administer claims incurred under the 3Com Health Plans by Palm Employees before the Distribution Date but only to the extent that Palm has not, before the Distribution Date, established and assumed administrative responsibility for a corresponding Health Plan. Any determination made or settlements entered into by 3Com with respect to such claims shall be final and binding. 3Com shall retain financial and administrative ("run-out") Liability and all related obligations and responsibilities for all claims incurred by Palm Transferred Employees before the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree), including any claims that were administered by 3Com as of, on, or after the Distribution Date (or such other date(s) as 3Com and Palm may mutually agree). Except as set forth in the preceding sentence, Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com Health Plans, subject to Section 8.2.

         5.3  GROUP LIFE PLAN.

                  (a) PALM'S PARTICIPATION IN 3COM GROUP LIFE PLAN. Palm shall, until the Distribution Date (or such other date as 3Com and Palm may mutually agree), continue to be a Participating Company in the 3Com Group Life Plan. Palm shall cease to be a Participating Company in the 3Com Group Life Plan coincident with Palm's establishment of the Palm Group Life Plan (or, if none, Palm's written notice to 3Com of its withdrawal as a Participating Company in the 3Com Group Life Plan). Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com Group Life Plan, subject to Section 8.2.

                  (b) PALM'S ESTABLISHMENT OF PALM GROUP LIFE PLAN. 3Com shall make its commercially reasonable best efforts to procure an arrangement on behalf of Palm for a Group Life Plan which shall be comparable in the aggregate in all Material Features to the 3Com Group Life Plan as are financially, administratively and legally practicable. If 3Com procures such an arrangement, Palm will not unreasonably withhold its consent to adopt such an arrangement to constitute the Palm Group Life Plan. Palm will reimburse 3Com for its direct and indirect costs and expenses associated with its procurement, preparation, and implementation of the Palm Group Life Plan, subject to Section 8.2.

         5.4  AD&D PLAN.

                  (a) PALM'S PARTICIPATION IN 3COM AD&D PLAN. Palm shall, until the Distribution Date (or such other date as 3Com and Palm may mutually agree), continue to be a Participating Company in the 3Com AD&D Plan. Palm shall cease to be a Participating Company in the 3Com AD&D Plan coincident with Palm's establishment of the Palm AD&D Plan (or, if none, Palm's written notice to 3Com of its withdrawal as a Participating Company in the 3Com AD&D Plan). Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com AD&D Plan, subject to Section 8.2.

                  (b) PALM'S ESTABLISHMENT OF PALM AD&D PLAN. 3Com shall make its commercially reasonable best efforts to procure an arrangement on behalf of Palm for an AD&D Plan which shall be comparable in the aggregate in all Material Features to the 3Com AD&D Plan as are financially, administratively and legally practicable to Palm. If 3Com procures such an arrangement, Palm shall not unreasonably withhold its consent to adopt such an arrangement to constitute the Palm AD&D Plan. Palm will reimburse 3Com for its direct and indirect costs and expenses associated with its procurement, preparation and implementation of the Palm AD&D Plan, subject to Section 8.2.

         5.5 SEVERANCE PLAN. Palm shall, until the Distribution Date (or such other date as 3Com and Palm may mutually agree), continue to be a Participating Company in the 3Com Severance Plan. Palm shall cease to be a Participating Company in the 3Com Severance Plan coincident with Palm's establishment of the Palm Severance Plan (or if none, Palm's written notice to 3Com of its withdrawal as a Participating Company in the 3Com Severance
Plan). If Palm so elects, 3Com will assist Palm in establishing the Palm Severance Plan. Palm will reimburse 3Com for any and all direct and indirect costs and expenses related to its participation in the 3Com Severance Plan and 3Com's preparation and implementation of the Palm Severance Plan, subject to Section 8.2.

         5.6  SABBATICAL PLAN.

                  (a) PALM'S PARTICIPATION IN 3COM SABBATICAL PLAN. Palm shall, until the Distribution Date (or such other date as 3Com and Palm may mutually agree), continue to be a Participating Company in the 3Com Sabbatical Plan. Palm shall remit to 3Com or the trust fund for the 3Com Sabbatical Plan, as specified by 3Com, sufficient funds to assume its funding Liability under the 3Com Sabbatical Plan relating to, arising out of, or resulting from Palm's participation in the 3Com Sabbatical Plan. Palm will also reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com Sabbatical Plan, subject to Section 8.2. Palm shall cease to be a Participating Company in the 3Com Sabbatical Plan coincident with Palm's establishment of the Palm Sabbatical Plan.

                  (b) ALLOCATION AND ASSUMPTION OF LIABILITIES. 3Com shall determine the amount of Assets under the 3Com Sabbatical Plan and related trust as of the Distribution Date (or such other date that Palm establishes the Palm Sabbatical Plan) attributable to Palm. As soon as administratively practicable thereafter, 3Com shall pay to Palm or to the trustee of the Palm Sabbatical Plan, as Palm specifies, an amount equal to Palm's Assets under the 3Com Sabbatical Plan, if any.

                  (c) PALM SABBATICAL PLAN. Effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), Palm shall establish the Palm Sabbatical Plan which is comparable in the aggregate in all Material Features to the 3Com Sabbatical Plan. If Palm so elects, 3Com will assist Palm in preparing and implementing the Palm Sabbatical Plan and Palm will reimburse 3Com for its costs and expenses associated with the preparation and implementation of the Palm Sabbatical Plan, subject to Section 8.2.

         5.7  DISABILITY PLANS.

                  (a) SHORT-TERM DISABILITY PLAN. Effective on or before the Separation Date (or such other date as 3Com and Palm may mutually agree), Palm shall implement or cause to be implemented, payroll procedures for purposes of sponsoring and administering the Palm Short-Term Disability Plan outside of California. Palm has adopted a state voluntary Disability Plan for Palm Employees and Palm Transferred Employees who are employed in California. 3Com will administer Palm's Short-Term Disability Plan through the Distribution Date (or such other date as 3Com and Palm may mutually agree). Palm shall reimburse 3Com for its costs and expenses associated with such administration, subject to
Section 8.2.

                  (b) LONG-TERM DISABILITY PLAN. Palm shall, until the Distribution Date (or such other date as Palm and 3Com may mutually agree), continue to be a Participating Company in the 3Com Long-Term Disability Plan. 3Com shall use its commercially reasonable best efforts for and on behalf of Palm to procure, effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), a Palm Long-Term Disability Plan. Palm will reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com Long-Term Disability Plan and 3Com's assistance in procuring, preparing, and implementing the Palm Long-Term Disability Plan, subject to Section 8.2.

         5.8  BUSINESS TRAVEL ACCIDENT INSURANCE. Through the Distribution
Date (or such other date as 3Com and Palm may mutually agree), Palm shall remain a Participating Company in the 3Com Business Travel Accident Insurance policy. 3Com shall be responsible for administering or causing to be administered the 3Com Business Travel Accident Insurance policy with respect to Palm Employees. Palm shall reimburse 3Com for any and all direct and indirect expenses and costs associated with its participation in the 3Com Business Travel Accident Insurance policy, subject to Section 8.2. 3Com shall use its commercially reasonable best efforts for and on behalf of Palm to procure a Business Travel Accident Insurance policy which shall be comparable in the aggregate in all Material Features to the 3Com Business Travel Accident Insurance policy, effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree). If 3Com procures such an agreement, Palm shall not unreasonably withhold its consent to adopt such an agreement to constitute the Palm Business Travel Accident Insurance policy. Effective as of the Distribution Date, Palm shall be solely responsible for maintaining its own Business Travel Accident Insurance policy.

         5.9 LONG-TERM CARE PLAN. Through the Distribution Date (or such other date as 3Com and Palm may mutually agree), Palm shall remain a Participating Company in the 3Com Long-Term Care Plan. 3Com shall be responsible for administering or causing to be administered the 3Com Long-Term Care Plan. Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com Long-Term Care Plan, subject to Section 8.2. The Palm Employees and Palm Transferred Employees participating in the 3Com Long-Term Care Plan shall have the rights to take their existing benefits with them under such 3Com Long-Term Care Plan (a "portable benefit") at the time their rights to participation would otherwise terminate.

         5.10 SECTION 125 PLAN. Through December 31, 1999 (or such other date as 3Com and Palm may mutually agree), Palm and designated members of the Palm Group shall remain Participating Companies in the 3Com Section 125 Plan. The existing elections for Palm Employees participating in the 3Com Section 125 Plan and for newly-eligible Palm Employees who elect to participate in the 3Com Section 125 Plan shall remain in effect through December 31, 1999 (or such other date as 3Com and Palm may mutually agree). Effective on January 1, 2000 (or such other date immediately following the date that Palm's participation in the 3Com Section 125 Plan terminates), Palm shall establish, or caused to be established, the Palm Section 125 Plan and Palm shall be solely responsible for the Palm Section 125 Plan. 3Com will administer, or cause to be administered, the 3Com Section 125 Plan for Palm Employees and the Palm Section 125 Plan through such date as 3Com and Palm may mutually agree. Palm shall reimburse 3Com for any and all direct and indirect expenses and costs attributable to Palm Employees, subject to
Section 8.2.

         5.11 COBRA. 3Com shall be responsible through the Distribution Date (or such other date as 3Com and Palm may mutually agree), for compliance with the health care continuation coverage requirements of COBRA and the 3Com Health and Welfare Plans with respect to Palm Employees and qualified beneficiaries (as such term is defined under COBRA). Palm shall be responsible for providing 3Com with all necessary employee change notices and related information for covered dependents, spouses, qualified beneficiaries (as such term is defined under COBRA), and alternate recipients pursuant to QMCSO, in accordance with applicable 3Com COBRA policies and procedures. As soon as administratively practicable after the Distribution Date (or such other date as 3Com and Palm may mutually agree), 3Com shall provide Palm (through hard copy, electronic format, or such other mechanism as is appropriate under the circumstances), with a list of all qualified beneficiaries (as such term is defined under COBRA) that relate to the Palm Group and the relevant information pertaining to their coverage elections and remaining COBRA time periods. Effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), Palm shall be solely responsible for compliance with the health care continuation coverage requirements of COBRA and the Palm Health and Welfare Plans for Palm Transferred Employees and their qualified beneficiaries (as such term is defined under COBRA); provided, however, Palm may elect to retain 3Com's services in such manner and for such period as 3Com and Palm may mutually agree to assist it with COBRA administration and Palm will reimburse 3Com for its costs and expenses associated with such administration, subject to Section 8.2.

         5.12  LEAVE OF ABSENCE PLANS AND FMLA.

                  (a) ALLOCATION OF RESPONSIBILITIES AFTER SEPARATION DATE. Effective as of the Separation Date (or such other date as 3Com and Palm may mutually agree): (i) Palm shall adopt Leave of Absence Plans which shall be comparable in the aggregate in all Material Features to the 3Com Leave of Absence Plans as in effect on the Separation Date (or such other date as 3Com and Palm may mutually agree); (ii) Palm shall honor all terms and conditions of leaves of absence which have been granted to any Palm Employee under a 3Com Leave of Absence Plan or FMLA before the Separation Date by 3Com, including such leaves that are to commence after the Separation Date (or such other date as 3Com and Palm may mutually agree); and (iii) Palm shall recognize all periods of service of Palm Employees and Palm Transferred Employees with the 3Com Group, as applicable, to the extent such service is recognized by the 3Com Group for the purpose of eligibility for leave entitlement under the 3Com Leave of Absence Plans and FMLA; provided, however, that no duplication of benefits shall, to the extent permitted by law, be required by the foregoing.

                  (b) ADMINISTRATION. Through the Distribution Date (or such other such period as 3Com and Palm may mutually agree), 3Com will administer, or cause to be administered, the Palm Leave of Absence Plans in such manner as 3Com and Palm may mutually agree. Palm will reimburse 3Com for its costs and expenses associated with such administration, subject to Section 8.2.

                  (c) DISCLOSURE. Before the Distribution Date (or such other date as 3Com and Palm may mutually agree), 3Com shall provide to Palm copies of all records pertaining to the 3Com Leave of Absence Plans and FMLA with respect to all Palm Employees and Palm Transferred Employees to the extent such records have not been previously provided.

         5.13  WORKERS' COMPENSATION PLAN.

                  (a) ASSUMPTION OF 3COM AND PALM WORKERS' COMPENSATION PLAN LIABILITIES BY PALM. Effective as of the Separation Date, Palm shall assume and be solely responsible for all Liabilities relating to, arising out of, or resulting from their claims by Palm Employees and Palm Transferred Employees employment with the Palm Business ("Palm Claims") whether incurred before or after the Separation Date.

               (b) PARTICIPATION IN THE 3COM WORKERS' COMPENSATION PLAN. Palm shall, until the Distribution Date (or such earlier date as Palm and 3Com may mutually agree), continue to be a Participating Company in the 3Com Workers' Compensation Plan. 3Com shall continue to administer, or cause to be administered, the 3Com Workers' Compensation Plan in accordance with its terms and applicable law. Palm shall fully cooperate with 3Com and its insurance company in the administration and reporting of Palm Claims under the 3Com Workers' Compensation Plan. Any determination made, or settlement entered into, by or on behalf of 3Com or its insurance company with respect to Palm claims under the 3Com Workers' Compensation Plan shall be final and binding. Palm shall reimburse 3Com and its insurance company for any and all direct and indirect costs related to the Palm claims or Palm's participation in the 3Com Workers' Compensation Plan, including, but not limited to loss costs, claims administration fees, legal expenses, premium audits, and retrospective premium adjustments, subject to Section 8.2. 3Com shall transfer to and reimburse Palm any assets related to the Palm claims or Palm's participation in the 3Com Workers' Compensation Plan, including, but not limited to, loss reserves, premium audits, and retrospective premium adjustments.

               (c) OUTSOURCING OF PALM WORKERS' COMPENSATION PLAN CLAIMS. Palm shall have the right to transfer the administration of Palm Claims incurred under the 3Com Workers' Compensation Plan to a third party administrator, vendor, or insurance company ("Outsourcing"). Palm shall promptly notify 3Com of its intent to transfer such claims, including the material terms and conditions of the transfer before the effective date thereof. 3Com, upon the request of Palm, shall use its commercially reasonable best efforts to procure such Outsourcing on behalf of Palm, assist Palm in the transition to Outsourcing, and provide Palm with any information that is in the possession of 3Com and is reasonably available and necessary to obtain such Outsourcing.

               (d) ESTABLISHMENT OF THE PALM WORKERS' COMPENSATION PLAN. As of the Distribution Date, Palm shall be responsible for complying with the workers' compensation requirements of the states in which the Palm Group conducts business and for obtaining and maintaining insurance programs for its risk of loss. Such insurance arrangements shall be separate and apart from the 3Com Workers' Compensation Plan. Notwithstanding the foregoing, 3Com, upon the request of Palm, shall use its commercially reasonable best efforts to procure workers' compensation insurance policies on behalf of Palm, assist Palm in the transition to its own separate insurance program, and provide Palm with any information that is in the possession of 3Com and is reasonably available and necessary to either obtain insurance coverages for Palm or to assist Palm in preventing unintended self-insurance, in whatever form.

         5.14 ADMINISTRATIVE SERVICES. To the extent not provided otherwise in this Article, 3Com shall provide certain administrative services to Palm in conjunction with both the 3Com and Palm Health and Welfare Plans in such manner and for such period as 3Com and Palm may mutually agree. Palm shall reimburse 3Com for any and all direct and indirect costs and expenses related thereto, subject to Section 8.2.

                                   ARTICLE VI

                          EQUITY AND OTHER COMPENSATION

         6.1 BONUS PLAN. Employees of the Palm Business (including, for this purpose, any employees of 3Com who are designated as employees of the Palm Business for purposes of the Separation) shall cease their participation in the 3Com Bonus Plan in the quarter ending prior to the Distribution Date (or such other date as 3Com and Palm may mutually agree). Any bonus pool, or portion thereof, that has been finally determined or accrued for under the 3Com Bonus Plan for the benefit of, or that is allocable to, employees of the Palm Business (including for this purpose, any employees of 3Com who are designated as employees of the Palm Business for purposes of the Separation) shall be paid to such Employees pursuant to the terms and conditions of the 3Com Bonus Plan, except that such payment shall be made on the Distribution Date (or such other date as 3Com and Palm may mutually agree). Effective as of the last day of the quarter ending prior to the Distribution Date (or such other date as 3Com and Palm may mutually agree), Palm shall establish the Palm Bonus Plan for Palm Employees and Palm Transferred Employees for Palm fiscal period(s) beginning on and after such date (or such other date as 3Com and Palm may mutually agree), to be administered by the Compensation Committee of the Palm Board of Directors.

         6.2 EXECUTIVE BONUS PLAN. Employees of the Palm Business (including, for this purpose, any employees of 3Com who are designated as employees of the Palm Business for purposes of the Separation) shall cease their participation in the 3Com Executive Bonus Plan in the quarter ending prior to the Distribution Date (or such other date as 3Com and Palm may mutually agree). Any bonus pool, or portion thereof, that has been finally determined or accrued for under the 3Com Executive Bonus Plan for the benefit of, or that is allocable to, employees of the Palm Business (including for this purpose, any employees of 3Com who are designated as employees of the Palm Business for purposes of the Separation) shall be paid to such Employees pursuant to the terms and conditions of the 3Com Bonus Plan, except that such payment shall be made on the Distribution Date (or such other date as 3Com and Palm may mutually agree). The 3Com Board of Directors may, in its absolute discretion following the IPO, adjust the performance and other factors applicable to any employee of the Palm Business (including, for this purpose, any employees of 3Com who are designated as employees of the Palm Business for purposes of the Separation) under the 3Com Executive Bonus Plan to reflect any changes in such employee's position, duties and responsibilities following the IPO in such equitable fashion as it shall determine. Effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), Palm shall establish the Palm Executive Bonus Plan for Palm Employees and Palm Transferred Employees for Palm fiscal period(s) beginning on and after the Distribution Date (or such other date as 3Com and Palm may mutually agree), to be administered by the Compensation Committee of the Palm Board of Directors.

         6.3   3COM OPTIONS.

               (a) OPTION ASSUMPTION BY PALM. At the Distribution Date (or such other date as 3Com and Palm may mutually agree), each outstanding 3Com Option held by Palm Transferred Employees, whether vested or unvested, shall be, in connection with the Distribution, assumed by Palm. Each 3Com Option so assumed by Palm shall continue to have, and be subject to, the same terms and conditions set forth in the 3Com Stock Plans and as provided in the respective option agreements governing such 3Com Option as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), except that (i) such 3Com Option shall be exercisable for that number of whole shares of Palm common stock equal to the quotient of the number of shares of 3Com common stock that were issuable upon exercise of such 3Com Option as of the Distribution Date divided by the Ratio, rounded down to the nearest whole number of shares of Palm common stock, and (ii) the per share exercise price for the shares of Palm common stock issuable upon exercise of such assumed 3Com Option shall be equal to the product determined by multiplying the exercise price per share of 3Com common stock at which such 3Com Option was exercisable as of the Distribution Date by the Ratio, rounded up to the nearest whole cent.

               (b) ASSUMPTION CRITERIA. The intention of 3Com and Palm is that the assumption of 3Com Options by Palm pursuant to Subsection 6.3(a) meet the following criteria: (i) the aggregate intrinsic value of the assumed 3Com Options immediately after the assumption is not greater than such value immediately before the assumption; (ii) with respect to each such assumed 3Com Option, the ratio of the exercise price per share to the Palm Stock Value of the assumed 3Com Options immediately after the assumption is not less than the ratio of the exercise price per share to the 3Com Stock Value immediately before the assumption; and (iii) the vesting and option term of the assumed 3Com Options shall not be changed.

               (c) CERTAIN NON-U.S. OPTIONEES. Except as may otherwise be agreed upon by 3Com and Palm and/or as set forth in Schedule 6.3, this
Section 6.3 shall govern the treatment of 3Com Options held by non-U.S. Palm Transferred Employees.

         6.4   3COM RESTRICTED STOCK.

               (a) FORFEITURE. Except as otherwise specified herein and subject to the terms of the applicable 3Com Stock Plans, on the Distribution Date, 3Com Restricted Stock (including any Palm common stock issued with respect to such 3Com Restricted Stock in connection with the Distribution) held by Palm Transferred Employees shall be forfeited in accordance with the terms of the applicable 3Com Stock Plans.

               (b) SUBSTITUTION. Each Palm Employee who holds 3Com Restricted Stock shall receive Palm Restricted Stock at the Distribution Date (or such other date as 3Com and Palm may mutually agree), as more fully set forth in this Subsection 6.4(b). The value of a Palm Employee's resulting Palm Restricted Stock award shall be substantially equivalent to the value of his or her forfeited 3Com Restricted Stock award (such value to be reasonably determined by Palm immediately before the Record Date, the Distribution Date (or such other date as 3Com and Palm may mutually agree)). The resulting Palm Restricted Stock shall vest under circumstances substantially identical to the vesting conditions applicable to the corresponding 3Com Restricted Stock.

               (c) CERTAIN NON-U.S. RESTRICTED STOCK HOLDERS. Except as may otherwise be agreed upon by 3Com and Palm and/or as set forth in Schedule 6.4, this Section 6.4 shall govern the treatment of 3Com Restricted Stock held by non-U.S. Palm Transferred Employees.

         6.5 STOCK PURCHASE PLAN. Through the Distribution Date, employees of the Palm Business (including for this purpose any employee of 3Com who is designated as an employee of the Palm Business for purposes of the Separation) shall continue to be eligible for participation in the 3Com Stock Purchase Plan. Effective on or before the IPO (or such other date as 3Com and Palm may mutually agree), Palm shall sponsor a Stock Purchase Plan for the benefit of Palm Employees and Palm Transferred Employees which shall be comparable in the aggregate in all Material Features to the corresponding 3Com Stock Purchase Plan, except that the Palm Stock Purchase Plan shall limit the payroll deductions that may be made by a participant thereunder, when cumulated with his or her payroll deductions under the 3Com Stock Purchase Plan, to an aggregate of ten percent (10%) of his or her compensation (as such term is defined in the 3Com and Palm Stock Purchase Plans).

         6.6 ADMINISTRATIVE SERVICES. To the extent not provided otherwise in this Article, 3Com shall provide certain administrative services to Palm in conjunction with both the 3Com and Palm Bonus Plans, Executive Bonus Plan and Stock Plans in such manner and for such period as 3Com and Palm may mutually agree. Palm shall reimburse 3Com for any and all direct and indirect costs and expenses related thereto, subject to Section 8.2.

                                   ARTICLE VII

                            FRINGE AND OTHER BENEFITS

         7.1 EMPLOYEE ASSISTANCE PROGRAM. 3Com shall use its commercially reasonable best efforts for and on behalf of Palm to procure, effective as of the Distribution Date (or such other date as 3Com and Palm may mutually agree), a contract with Concern, which is comparable in the aggregate in all Material Features to 3Com's contract with Concern that provides for a Palm Employee Assistance Program. Palm shall not unreasonably withhold its consent to enter into such contracts and/or arrangements as procured by 3Com. Palm shall cease to be a Participating Company in the 3Com Employee Assistance Program coincident with Palm's establishment of the Palm Employee Assistance Program. Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com Employee Assistance Program and 3Com's procurement of a contract or arrangement on behalf of Palm, subject to Section 8.2.

         7.2 EDUCATIONAL ASSISTANCE PROGRAM. Effective as of the Distribution Date (or such other date as Palm and 3Com may mutually agree), Palm shall provide a Palm Educational Assistance Program to Palm Employees which is comparable in the aggregate in all Material Features to the 3Com Educational Assistance Program. Palm shall cease to be a Participating Company in the 3Com Educational Assistance Program coincident with Palm's establishment of the Palm Educational Assistance Program. At such time, any and all outstanding approved reimbursements under the 3Com Educational Assistance Program for Palm Employees shall be made by Palm. Furthermore, Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com Educational Assistance Program and 3Com's preparation of an Educational Assistance Program on behalf of Palm, subject to Section 8.2.

         7.3 CREDIT UNION. 3Com shall use its commercially reasonable best efforts to make the AEA Technology Credit Union available to Palm Employees on substantially similar terms and conditions as are offered to current employees of the 3Com Group, through such date as Palm and 3Com may mutually agree). 3Com shall use its commercially reasonable best efforts to make certain other credit unions are available to former Employees of Palm on substantially similar terms and conditions as offered to former employees of the 3Com Group, through such date as Palm and 3Com may mutually agree). Palm shall reimburse 3Com for any and all direct and indirect costs and expenses related thereto, subject to Section 8.2.

         7.4 CAFETERIA AND RELATED SUBSIDIES. 3Com shall continue to make its cafeterias, vending machines, and other food or beverage provision facilities at the 3Com Santa Clara campus (collectively, the "Food Programs"), available to Palm Employees on substantially similar terms and conditions as are offered to employees of the 3Com Group, until the termination of the occupancy agreements between 3Com and Palm regarding Palm's occupancy of the 3Com Santa Clara campus

(or such other date as 3Com and Palm may mutually agree). 3Com and Palm shall use their commercially reasonable best efforts to mutually agree on the appropriate methods and/or processes to ensure continued tax-favored status of 3Com's Food Programs under the Code. To the extent not otherwise addressed in the occupancy agreements, Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with allowing Palm access to 3Com's Food Programs, subject to Section 8.2.

         7.5 EMPLOYEE PRODUCT DISCOUNTS AND COMPANY STORE. 3Com shall provide access to its Company Store until the termination of the occupancy agreements between 3Com and Palm at the 3Com Santa Clara campus (or such other date as 3Com and Palm may mutually agree). 3Com shall provide qualified employee discounts available to Palm Employees on substantially similar terms and conditions as such discounts are made available to employees of the 3Com Group through the Distribution Date (or such other date as 3Com and Palm may mutually agree). To the extent not otherwise addressed in the occupancy agreements, 3Com and Palm shall each reimburse the other for any and all direct and indirect costs and expenses relating to the provision of qualified discounts and access to the Company Store, subject to Section 8.2.

         7.6 WELLCOM. 3Com shall continue to provide access to its gym and other athletic facilities (collectively, the "WellCom Program") available to Palm Employees on substantially similar terms and conditions as are offered to employees of the 3Com Group until the termination of the occupancy agreements between 3Com and Palm regarding Palm's occupancy of the 3Com Santa Clara campus (or such other date as 3Com and Palm may mutually agree). To the extent not otherwise addressed in the occupancy agreements, Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with allowing Palm access to 3Com's WellCom Program, subject to
Section 8.2.

         7.7 SOS PLAN. Effective as of the Distribution Date (or such other date as Palm and 3Com may mutually agree), Palm shall provide an SOS Plan to Palm Employees. Palm shall cease to be a Participating Company in the 3Com SOS Plan coincident with Palm's establishment of the Palm SOS Plan (or, if none, Palm's written notice to 3Com of its withdrawal as a Participating Company in the 3Com SOS Plan). At such time, any and all outstanding approved matching charity contributions under the 3Com SOS Plan for Palm Employees shall be made by Palm. Furthermore, Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with its participation in the 3Com SOS Plan and 3Com's preparation of an SOS Plan on behalf of Palm, subject to Section 8.2.

         7.8 OTHER BENEFITS. To the extent that 3Com maintains, sponsors or provides other fringe benefits specified in Schedule 7.8 to its eligible employees, then 3Com shall, to the extent permitted by law, continue to make such benefits available to Palm Employees on substantially similar terms and conditions as are offered to the employees of the 3Com Group through the Distribution Date (or such other date upon which Palm and 3Com mutually agree). Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with, arising out of, or resulting from the provision of such other fringe benefits to its employees, subject to Section 8.2. Palm and 3Com agree to make commercially reasonable best efforts to mutually agree on whether, when, and on what terms any member of the Palm Group shall maintain, sponsor, or offer fringe benefits.

         7.9 ADMINISTRATIVE SERVICES. To the extent not provided otherwise in this Article, 3Com shall provide certain administrative services to Palm in conjunction with both the 3Com and the Palm Fringe Benefit Plans in such manner and for such period as 3Com and Palm may mutually agree. Palm shall reimburse 3Com for any and all direct and indirect costs and expenses related thereto, subject to Section 8.2.

                                  ARTICLE VIII

                           ADMINISTRATIVE PROVISIONS

         8.1 MASTER TRANSITIONAL SERVICES AGREEMENT. On or prior to the Separation Date (or such other date as Palm and 3Com may mutually agree), 3Com and Palm may enter into a services agreement covering the provisions of interim services, including financial, accounting, legal, benefits-related and other services by 3Com to Palm or, in certain circumstances, vice versa, if appropriate or necessary.

         8.2   PAYMENT OF LIABILITIES, PLAN EXPENSES AND RELATED MATTERS.

               (a) EXPENSES AND COSTS CHARGEABLE TO A TRUST. Effective as of the Separation Date, Palm shall pay its share of any contributions made to any trust maintained in connection with a 3Com Plan while Palm is a Participating Company in that 3Com Plan.

               (b) CONTRIBUTIONS TO TRUSTS. With respect to 3Com Plans to which Palm Employees and Palm Transferred Employees make contributions, 3Com shall use reasonable procedures to determine Palm Assets and Liabilities associated with each such Plan, taking into account such contributions, settlements, refunds and similar payments.

               (c) ADMINISTRATIVE EXPENSES NOT CHARGEABLE TO A TRUST. Effective as of the Separation Date, to the extent not charged pursuant to a services agreement (as contemplated by Section 8.1) or another Ancillary Agreement (including, without limitation, the Master Transitional Services Agreement), and to the extent not otherwise agreed to in writing by 3Com and Palm, and to the extent not chargeable to a trust established in connection with a 3Com Plan (as provided in paragraph (a)), Palm shall be responsible, through either direct payment or reimbursement to 3Com in accordance with
Section 5.3 of the Separation Agreement and/or with the Master Transitional Services Agreement, for its allocable share of actual third party and/or vendor costs and expenses incurred by 3Com and additional costs and expenses, subject to the methodology reasonably agreed upon by 3Com and Palm, in the administration of (i) the 3Com Plans while Palm participates in such 3Com Plans, and (ii) the Palm Plans, to the extent 3Com procures, prepares, implements and/or administers such Palm Plans. To the extent not otherwise determinable through direct allocation of costs and expenses, Palm's allocable share of such costs and expenses will be based on Palm Revenue as a percentage of total 3Com Revenue.

               (d) ALLOCATION OF COSTS AND EXPENSES. Except as otherwise provided in this Agreement, the Master Transitional Services Agreement, or in any services agreement between 3Com and Palm (as contemplated in Section 8.1) relating to the Separation, the IPO, or the Distribution, all costs and expenses of the parties hereto in connection with the Separation, the IPO (including underwriting discounts and commissions) and the Distribution and costs and expenses of the parties hereto in connection with the Separation shall be allocated between Palm and 3Com.

Palm and 3Com shall each be responsible for their own internal fees, costs and expenses incurred in connection with the Separation, the IPO and the Distribution.

         8.3 TRANSITIONAL STAFFING SERVICES. 3Com shall provide certain transitional staffing services and other services as 3Com and Palm may mutually agree (provided, however, for purposes of the Workers' Compensation Plan (as set forth in Section 5.13) the Transitional Staffing Services Agreement for finance shall control) to Palm in such manner and for such period as 3Com and Palm may mutually agree. Palm shall reimburse 3Com for any and all direct and indirect costs and expenses related thereto, subject to
Section 8.2.

         8.4 SHARING OF PARTICIPANT INFORMATION. In addition to the responsibilities and obligations of 3Com and Palm specified in Exhibit I to the Separation Agreement, 3Com and Palm shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the 3Com Plans and the Palm Plans during the respective periods applicable to such Plans as Palm and 3Com may mutually agree). 3Com and Palm and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for such administration.

         8.5 REPORTING AND DISCLOSURE COMMUNICATIONS TO PARTICIPANTS. While Palm is a Participating Company in the 3Com Plans, Palm shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all 3Com Plan-related communications and materials to employees, participants and beneficiaries, including (without limitation) summary plan descriptions and related summaries of material modification(s), summary annual reports, investment information, prospectuses, notices and enrollment material for the 3Com Plans and Palm Plans. Palm shall reimburse 3Com for the costs and expenses relating to the copies of all such documents provided to Palm, except to the extent such costs are charged pursuant to
Section 8.2 (or are otherwise addressed in this Agreement) or pursuant to an Ancillary Agreement. Palm shall assist 3Com in complying with all reporting and disclosure requirements of ERISA, including the preparation of Form Series 5500 annual reports for the 3Com Plans, as applicable.

         8.6 AUDITS REGARDING VENDOR CONTRACTS. From the period beginning as of the Separation Date and ending on such date as 3Com and Palm may mutually agree, 3Com and Palm and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the 3Com Health and Welfare Plans and the Palm Health and Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, canceled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. 3Com and Palm shall agree on the performance standards, audit methodology, auditing policy and quality measures, reporting requirements, and the manner in which costs and expenses incurred in connection with such audits will be shared.

         8.7 EMPLOYEE IDENTIFICATION NUMBERS. Until the Distribution Date (or such other period as 3Com and Palm may mutually agree), 3Com and Palm shall not change any employee identification numbers assigned by 3Com. 3Com and Palm mutually agree to establish a policy pursuant to which employee identification numbers assigned to either employees of 3Com or Palm shall not be duplicated between 3Com and Palm.

         8.8 BENEFICIARY DESIGNATIONS. Subject to Section 8.11, all beneficiary designations made by Palm Employees and Palm Transferred Employees for the 3Com Plans shall be transferred to and be in full force and effect under the corresponding Palm Plans, in accordance with the terms of each such applicable Palm Plan, until such beneficiary designations are replaced or revoked by the Palm Employees and Palm Transferred Employees who made the beneficiary designations.

         8.9 REQUESTS FOR IRS AND DOL OPINIONS. 3Com and Palm shall make such applications to regulatory agencies, including the IRS and DOL, as may be necessary or appropriate. Palm and 3Com shall cooperate fully with one another on any issue relating to the transactions contemplated by this Agreement for which 3Com and/or Palm elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL.

         8.10 FIDUCIARY MATTERS. 3Com and Palm each acknowledge that actions contemplated to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and that no party shall be deemed to be in violation of this Agreement if such party fails to comply with any provisions hereof based upon such party's good faith determination that to do so would violate such a fiduciary duty or standard.

         8.11 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, 3Com and Palm shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, 3Com and Palm shall negotiate in good faith to implement such provision in a mutually satisfactory manner.

         8.12 3COM INTRANET. Through the Distribution Date (or such other date as Palm and 3Com may mutually agree), 3Com shall make its 3Community intranet site available to Palm Employees on substantially the same terms as such intranet site is made available to 3Com Employees. Palm shall reimburse 3Com for any and all costs and expenses related to making its intranet site available to Palm Employees, subject to the Master Transitional Services Agreement. 3Com and Palm shall use their commercially reasonable best efforts to mutually agree on the appropriate methods by which Palm shall establish its own intranet site.

         8.13 TAX COOPERATION. In connection with the interpretation and administration of this Agreement, 3Com and Palm shall take into account the agreements and policies established pursuant to the Separation Agreement and the parties' intent to qualify the Distribution as a tax-free reorganization under Code Sections 355 and 368(a)(1)(D).

                                   ARTICLE IX

                           EMPLOYMENT-RELATED MATTERS

         9.1 TERMS OF PALM EMPLOYMENT. All basic terms and conditions of employment for Palm Employees and Palm Transferred Employees including, without limitation, their pay and benefits in the aggregate, shall, to the extent legally and practicably possible, remain substantially the same through the Distribution Date as the terms and conditions that were in place when the Palm Employee or Palm Transferred Employee was employed by the 3Com Group, as applicable. Notwithstanding the foregoing, Palm Employees and Palm Transferred Employees shall be required to execute a new agreement regarding confidential information and proprietary developments in a form approved by Palm by the Distribution Date. In addition, nothing in the Separation Agreement, this Agreement, or any Ancillary Agreement should be construed to change the at-will status of the employment of any of the employees of the 3Com Group or the Palm Group.

         9.2 HR DATA SUPPORT SYSTEMS. 3Com shall provide human resources data support for Palm Employees and Palm Transferred Employees through December 31, 2000 (or such other period as 3Com and Palm may mutually agree). Palm agrees to fully reimburse 3Com for any and all direct and indirect costs and expenses associated with its use of the 3Com human resources data support systems, subject to Section 8.2. In the event that 3Com and Palm agree to extend the time period beyond December 31, 2000, then the costs and expenses will be computed in accordance with Section 8.2; provided, however, an additional ten percent (10%) charge will be incurred by Palm. 3Com and Palm each reserves the right to discontinue Palm's access to any 3Com human resources data support systems with sixty (60) days notice (or such other period as 3Com and Palm may mutually agree).

         9.3 NON-SOLICITATION OF EMPLOYEES. Subject to Section 5.12 of the Separation Agreement, 3Com and Palm each agree that, effective as of the IPO, they shall not solicit or recruit, without the other party's express written consent, the other party's employees for a period of two (2) years following the Distribution Date. To the extent this prohibition is waived, any recruitment efforts by either 3Com or Palm during the period of two (2) years after the Distribution Date shall be coordinated with the Senior Vice President, Human Resources of 3Com and the Vice President, Human Resources of Palm or each of their respective designates and appropriate management. Notwithstanding the foregoing, this prohibition on solicitation does not apply to actions taken by a party either: (a) solely as a result of an employee's affirmative response to a general recruitment effort carried out through a public solicitation or general solicitation, or (b) as a result of an employee's initiative.

         9.4 EMPLOYMENT OF EMPLOYEES WITH U.S. WORK VISAS. Palm Employees with U.S. work visas authorizing them to work for Palm will continue to hold work authorization for the Palm Group after the Separation Date. Palm will request amendments to the nonimmigrant visa status of Palm Employees and Palm Transferred Employees with U.S. work visas authorizing them to work for 3Com, excluding the Palm Group, to request authorization to work for Palm.

         9.5 CONFIDENTIALITY AND PROPRIETARY INFORMATION. No provision of the Separation Agreement or any Ancillary Agreement shall be deemed to release any individual for any violation of the 3Com non-competition guideline or any agreement or policy pertaining to confidential or proprietary information of any member of the 3Com Group, or otherwise relieve any individual of his or her obligations under such non-competition guideline, agreement, or policy.

         9.6 PTO. Effective as of the Separation Date (or such other date as 3Com and Palm may mutually agree), Palm shall establish the Palm PTO Plan which shall be comparable in the aggregate in all Material Features to the 3Com PTO Plan. Effective as soon as administratively practicable after the Separation Date (or such other date as 3Com and Palm may mutually agree), 3Com shall transfer to Palm all data and information relating to the 3Com PTO Plan. Effective as soon as administratively practicable following the Separation Date (or such other date as 3Com and Palm may mutually agree), Palm shall assume all Liabilities attributable to Palm Employees under the 3Com PTO Plan. In the event that a 3Com Employee or Palm Employee transfers his or her employment to the other party before the Distribution Date, such transfer of employment shall not result in a payout or constitute a termination event for purposes of the PTO Plan, and no duplication of benefits shall occur as a result of any such transfer of employment between 3Com and Palm. Furthermore, the Liability attributable to any Palm Employee or 3Com Employee who transfers employment between 3Com and Palm prior to the Distribution Date shall be assumed by the employer subsequent to the transfer.

         9.7 PERSONNEL RECORDS. Subject to applicable laws on confidentiality and data protection, 3Com shall deliver to Palm prior to the Distribution Date (or such other date as 3Com and Palm may mutually agree), personnel records of Palm Employees and Palm Transferred Employees to the extent such records relate to Palm Employees' and Palm Transferred Employees' active employment by, leave of absence from, or termination of employment with Palm. Palm shall fully reimburse 3Com for any and all direct and indirect costs and expenses associated with such delivery, subject to Section 8.2.

         9.8 MEDICAL RECORDS. Subject to applicable laws on confidentiality and data protection, 3Com shall deliver to Palm prior to the Distribution Date (or such other date as 3Com and Palm may mutually agree), medical records of Palm Employees and Palm Transferred Employees to the extent such records (a) relate to Palm Employees' and Palm Transferred Employees' active employment by, leave of absence from, or termination of employment with Palm, and (b) are necessary to administer and maintain employee benefit plans, including Health Plans and Workers' Compensation Plan and for determining eligibility for paid and unpaid Leaves of Absence for medical reasons. Palm shall fully reimburse 3Com for any and all direct and indirect costs and expenses associated with such delivery, subject to Section 8.2.

         9.9   UNEMPLOYMENT INSURANCE PROGRAM.

                  (a) CLAIMS ADMINISTRATION THROUGH DISTRIBUTION DATE. Unless otherwise directed by Palm, 3Com shall use its commercially reasonable best efforts to cause Palm to receive service from 3Com's third party unemployment insurance administrator through the Distribution Date (or such other date as 3Com and Palm may mutually agree). Palm shall reimburse 3Com for its allocable share of fees paid and related costs and expenses by 3Com to its third party unemployment insurance administrator for services rendered during such period, pursuant to the Master Transitional Services Agreement. Palm shall cooperate with the unemployment insurance administrator by providing any and all necessary or appropriate information reasonably available to Palm.

                  (b) CLAIM ADMINISTRATION POST-DISTRIBUTION DATE. Before the Distribution Date, 3Com shall use its commercially reasonable best efforts for and on behalf of Palm to procure an agreement with its third party unemployment insurance administrator comparable in the aggregate in all Material Features to the 3Com third party unemployment insurance agreement, including, without limitation, administration of all unemployment compensation claims of Palm Transferred Employees and Palm Employees, regardless of whether such claims were filed before, on, or after the Distribution Date. Palm shall not unreasonably withhold its consent to adopt such an agreement with such administrator. Palm shall reimburse 3Com for any and all direct and indirect costs and expenses associated with such procurement, subject to the Master Transitional Services Agreement.

         9.10 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement, the Separation Agreement, or any Ancillary Agreement shall be construed to create any right or accelerate entitlement to any compensation or benefit whatsoever on the part of any Palm Employee, Palm Transferred Employee or other former, present or future employee of 3Com or Palm under any 3Com Plan or Palm Plan or otherwise. Without limiting the generality of the foregoing: (a) neither the Distribution or Separation, nor the termination of the Participating Company status of Palm or any member of the Palm Group shall cause any employee to be deemed to have incurred a termination of employment; and (b) no transfer of employment between 3Com and Palm before the Distribution Date shall be deemed a termination of employment for any purpose hereunder.

         9.11  EMPLOYMENT LITIGATION.

                  (a) CLAIMS TO BE TRANSFERRED TO PALM AND/OR JOINTLY DEFENDED BY 3COM AND PALM. On or before the Separation Date, 3Com and Palm will enter into a written agreement that specifies the legal responsibility and accompanying Liability for identified claims of Palm.

                  (b) UNSCHEDULED CLAIMS. Palm shall have the sole responsibility for all employment-related claims regarding Palm Employees and Palm Transferred Employees that exist, or come into existence, on or after the Separation Date relating to, arising out of, or resulting from their employment with the Palm Business or the Palm Group.

                                    ARTICLE X

                               GENERAL PROVISIONS

         10.1 EFFECT IF SEPARATION, IPO AND/OR DISTRIBUTION DOES NOT OCCUR. Subject to Section 10.10, if the Separation, IPO and/or Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Separation Date, IPO, and/or Distribution Date, or otherwise in connection with the Separation, IPO and/or Distribution, shall not be taken or occur except to the extent specifically agreed by Palm and 3Com.

         10.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

         10.3 AFFILIATES. Each of 3Com and Palm shall cause to be performed and hereby guarantee the performance of any and all actions of the 3Com Group or the Palm Group, respectively.

         10.4 INCORPORATION OF SEPARATION AGREEMENT PROVISIONS. The following provisions of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section to an "Article" or "Section" shall mean Articles or Sections of the Separation Agreement, and, except as expressly set forth below, references within the material incorporated herein by reference shall be references to the Separation Agreement): Section 5.4 (relating to Agreement for Exchange of Information); Section 5.9 (relating to Dispute Resolution); Section 5.11 (relating to No Representation or Warranty); and Article V (relating to Covenants and Other Matters).

         10.5 GOVERNING LAW. To the extent not preempted by applicable federal law, including, without limitation, ERISA, the Code and applicable securities laws, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of California, irrespective of the choice of law principles of the State of California, as to all matters, including matters of validity, construction, effect, performance and remedies.

         10.6 ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may be enforced separately by each member of the 3Com Group and each member of the Palm Group. Neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any such assignment shall be void; provided, however, either party may assign this Agreement to a successor entity in conjunction with such party's reincorporation.

         10.7 SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest possible extent.

         10.8 INTERPRETATION. The headings contained in this Agreement or any Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article of, Section of, or Schedule to this Agreement unless otherwise indicated.

         10.9 AMENDMENT. The Board of Directors of Palm and 3Com may mutually agree to amend the provisions of this Agreement at any time or times, for any reason, either prospectively or retroactively, to such extent and in such manner as the Boards mutually deem advisable. Each Board may delegate its amendment power, in whole or in part, to one or more Persons or committees as it deems advisable. The Senior Vice President, Human Resources of 3Com and the Vice President, Human Resources of Palm have full power and authority to mutually adopt an amendment to this Agreement (subject to each of their authority to amend Plans). No change or amendment will be made to this Agreement, except by an instrument in writing signed by authorized individuals.

         10.10 TERMINATION. This Agreement may be terminated and the Distribution abandoned at any time prior to the IPO Closing Date by and in the sole discretion of 3Com without the approval of Palm. This Agreement may be terminated at any time after the IPO Closing Date and before the Distribution Date by mutual consent of 3Com and Palm. In the event of termination pursuant to this Section, no party shall have any liability of any kind to the other party.

         10.11 CONFLICT. In the event of any conflict between the provisions of this Agreement and the Separation Agreement, any Ancillary Agreement, or Plan, the provisions of this Agreement shall control.

         10.12 COUNTERPARTS. This Agreement, including the Schedules hereto and the other documents referred to herein, may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, each of the parties have caused this Employee Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                                        3COM CORPORATION


                                        By:___________________________________

                                        Name:_________________________________

                                        Title:


                                        PALM, INC.


                                        By: __________________________________

                                        Name: ________________________________

                                        Title:

                                  SCHEDULE 2.7

                                  FOREIGN PLANS
                                  -------------

------------------------------------------------------------------------------
               Actions Required in Relation to Palm at Separation

-----------------------------------------------------------------------------------------------------------------------

-------------------- ------------------------------------- ------------------------------------------------------------
Country              Benefit                               Action
-------------------- ------------------------------------- ------------------------------------------------------------
-------------------- ------------------------------------- ------------------------------------------------------------
UK                   Pension Plan                          Amend plan to enable Palm Employees to participate until
                                                           Distribution Date
-------------------- ------------------------------------- ------------------------------------------------------------
                     Healthcare                            Amend current arrangements to enable Palm Employees to
                                                           continue to participate until April 2001 (renewal data)
-------------------- ------------------------------------- ------------------------------------------------------------
                     Life Assurance                        Amend current arrangements to enable Palm Employees to
                                                           continue to participate until Distribution Date
-------------------- ------------------------------------- ------------------------------------------------------------
                     PHI                                   Amend current arrangements to enable Palm Employees to
                                                           continue to participate until Distribution Date
-------------------- ------------------------------------- ------------------------------------------------------------

-------------------- ------------------------------------- ------------------------------------------------------------
France               Supplementary Pension Plan            Withdraw this benefit
-------------------- ------------------------------------- ------------------------------------------------------------
                     Healthcare/Disability                 Replicate current arrangements
-------------------- ------------------------------------- ------------------------------------------------------------

-------------------- ------------------------------------- ------------------------------------------------------------
Sweden               Pension/Life/Disability               Replicate current arrangements at Separation
-------------------- ------------------------------------- ------------------------------------------------------------
                     Healthcare                            Arrange for Palm Employees to participate in 3Com
                                                           arrangements until Distribution Date
-------------------- ------------------------------------- ------------------------------------------------------------

-------------------- ------------------------------------- ------------------------------------------------------------
Switzerland          Life/Pension Disability               Replicate current arrangements
-------------------- ------------------------------------- ------------------------------------------------------------

-------------------- ------------------------------------- ------------------------------------------------------------
Italy                Personal                              Replicate current arrangements
                     Accident/Healthcare/Medical Check Up
-------------------- ------------------------------------- ------------------------------------------------------------

-------------------- ------------------------------------- ------------------------------------------------------------
Netherlands          Pension                               Arrange for Palm Employees to participate in 3Com
                                                           arrangements until Distribution Date
-------------------- ------------------------------------- ------------------------------------------------------------
                     Healthcare/Life/Disability            Arrange for Palm Employees to participate in 3Com
                                                           arrangements until Distribution Date
-------------------- ------------------------------------- ------------------------------------------------------------

-------------------- ------------------------------------- ------------------------------------------------------------
Germany              Support Fund                          Replicate current arrangements
-------------------- ------------------------------------- ------------------------------------------------------------
                     Direct Insurance                      Transfer Palm Employees' arrangements to Palm
-------------------- ------------------------------------- ------------------------------------------------------------

                                      -i-

                                 SCHEDULE 5.1(a)

                          PALM HEALTH AND WELFARE PLANS

         Palm Health Plans:
         -        Aetna US Healthcare Exclusive Provider Organization (EPO)
         -        Aetna US Healthcare Preferred Provider Organization (PPO)
         -        Aetna US Healthcare Out-of-Area Plan
         -        Kaiser HMO
         -        MetLife Dental Plan
         -        Vision Service Plan
         Palm Welfare Plans
         Group Life Plan
         AD&D Plan
         Severance Plan
         Sabbatical Plan
         Disability Plans
         Business Travel Accident Insurance
         Section 125 Plan
         Leave of Absence Programs and FMLA
         3Com Workers' Compensation Plan

                               SCHEDULE 5.1(c)(i)

                                 THIRD PARTY ASO

         Aetna US Healthcare Medical Plans
         MetLife Dental Plans
         Matrix Short-Term Disability Plan Administrator

                               SCHEDULE 5.1(c)(ii)

                            GROUP INSURANCE POLICIES

         Prudential Life Insurance
         Prudential LTD Insurance
         The Hartford Accidental Death and Dismemberment (AD&D) Insurance The Hartford Business Travel Accident (BTA) Insurance

                              SCHEDULE 5.1(c)(iii)

                                  HMO AGREEMENT

Kaiser HMO

                                 SCHEDULE 5.2(a)

                          3COM HEALTH AND WELFARE PLANS

         3Com Health Plans:
         -        Aetna US Healthcare Exclusive Provider Organization (EPO)
         -        Aetna US Healthcare Preferred Provider Organization (PPO)
         -        Aetna US Healthcare Out-of-Area Plan
         -        Harvard Pilgrim Health Care HMO
         -        HMO Illinois
         -        Kaiser HMO
         -        MetLife Dental Plan
         -        Vision Service Plan
         3Com Welfare Plans
         Group Life Plan AD&D Plan
         Severance Plan
         Sabbatical Plan
         Disability Plans
         Business Travel Accident Insurance
         Long-Term Care Plan
         Section 125 Plan
         Leave of Absence Programs and FMLA
         Workers' Compensation Plan

                                  SCHEDULE 6.3

                      OPTIONS HELD BY CERTAIN NON-U.S. PALM
                              TRANSFERRED EMPLOYEES

Certain Non-U.S. jurisdictions require the consent of Palm Transferred Employees to Palm's assumption of such Employee's 3Com Options. To the extent that such consent is not obtained, the Options held by such Palm Transferred Employees shall not be assumed and shall generally terminate three (3) months after the Distribution.

                                  SCHEDULE 6.4

                          3COM RESTRICTED STOCK HELD BY
                       NON-U.S. PALM TRANSFERRED EMPLOYEES

                                      NONE

                                  SCHEDULE 7.8

                              OTHER FRINGE BENEFITS

         Financial Engines Retirement Web Advisor
         Human Resources Education and Development Program
         Hyatt Legal
         International SOS Assistance (travel protection)
         MetLife Group Auto and Home Insurance
         Outplacement Services
         Training